[LOGO]

                 NOTICE OF 1994 ANNUAL MEETING OF SHAREHOLDERS
- --------------------------------------------------------------------------------

     The Annual Meeting of Shareholders of Equitable Resources, Inc. will be held on Friday, May 27, 1994, at 10:00 a.m., Eastern Daylight Time, in the Union Trust Building at Two Mellon Bank Center, 10th Floor, 501 Grant Street, Pittsburgh, Pennsylvania, for the following purposes:

     (1) To elect four directors, each to serve for a term of three years.

     (2) To ratify the appointment of the firm of Ernst & Young as auditors for the year 1994.

     (3) To consider and act upon a proposal to approve the 1994 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan.

     (4) To consider and act upon a proposal to approve the 1994 Equitable Resources, Inc. Long-Term Incentive Plan.

     (5) To consider and act upon a shareholder-proposed resolution (designated as "Shareholder Proposal" in the accompanying proxy statement) if presented at the meeting.

     (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 7, 1994, as the record date for determining shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     If you plan to attend the meeting, please complete and return the form on the last page of the accompanying proxy statement. An admission card will be mailed to you prior to the meeting. Presentation of the admission card upon arrival will expedite registration.

                                              By Order of the Board of Directors

                                                     AUDREY C. MOELLER
                                                Vice President and Corporate
                                                         Secretary
April 12, 1994
                 YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND
                  MAIL THE ENCLOSED PROXY AS SOON AS POSSIBLE

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 27, 1994

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Equitable Resources, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company on Friday, May 27, 1994, and at any adjournment thereof. Any proxy given pursuant to this solicitation may be revoked at any time by written or oral notice to the Corporate Secretary prior to exercise of the proxy. The shares represented by the proxy will be voted and, where the shareholder specifies in the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification made. Except as otherwise noted, abstentions and broker non-votes on returned proxies and ballots shall be counted as neither for nor against a matter or nominee but the shares represented by such an abstention or broker non-vote shall be considered present at the Annual Meeting for quorum purposes. This proxy statement and accompanying proxy will be mailed to holders of common stock on or about April 12, 1994.

                       VOTING SECURITIES AND RECORD DATE

     Shareholders of record at the close of business on April 7, 1994, are entitled to notice of and to vote at the Annual Meeting. On that date, 34,495,417 shares of common stock were outstanding and entitled to be voted. Record holders are entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting and have cumulative voting rights in the election of directors.

     Shares of common stock credited to the accounts of participants in the Dividend Reinvestment and Stock Purchase Plan of the Company have been added to such persons' other holdings on their proxy card. Mellon Bank, N.A., the Agent for such Plan, will vote the shares held in accordance with the instructions on the returned proxy cards. Employees holding Company stock in the 401(k) Employee Savings Plan will receive separate proxy cards and their votes will be cast by PNC Bank, as Trustee, in accordance with the instructions on the returned proxy cards.

     Except as set forth below, the Company does not know of any holder who has or shares voting or investment power over more than 5% of the Company's common stock.

                                                            SHARES         PERCENT OF
                                                         BENEFICIALLY     COMMON STOCK
                        NAME & ADDRESS                      OWNED         OUTSTANDING
        ----------------------------------------------   ------------     ------------
        The Prudential Insurance Company of America1       1,665,800          5.3%
        Prudential Plaza
        Newark, NJ 07102

     No nominee, director or officer beneficially owned more than .14% of the outstanding shares of the Company's common stock and all nominees, directors and officers as a group beneficially owned approximately 1% of such shares. In computing the percentage ownership for each individual and all nominees, directors and officers as a group, the shares subject to acquisition within 60 days by the particular individual and group are deemed outstanding.
- ---------

1 This information is based on a Schedule 13G for the year ended December 31, 1993, filed with the Securities and Exchange Commission, reporting that The Prudential Insurance Company of America, a registered broker-dealer and registered investment adviser, had sole voting and sole dispositive power as to 3,825 shares and shared voting and shared dispositive power as to 1,661,975 shares.

                                   ITEM NO. 1

                             ELECTION OF DIRECTORS

     Pursuant to the Company's Articles, the Board of Directors is divided into three classes and the term of one class expires each year. The terms of four directors, Clifford L. Alexander, Jr., E. Lawrence Keyes, Jr., Thomas A. McConomy and Malcolm M. Prine, expire in 1994. These four positions on the Board of Directors will be filled at the Annual Meeting.

     To be eligible for election as directors, persons nominated other than by the Board of Directors must be nominated in accordance with the procedures set forth in the By-Laws which require that notice be received by the Corporate Secretary at least 60 days, but not more than 90 days, prior to the date of the Annual Meeting containing certain information regarding the person or persons to be nominated and the shareholder giving such notice.

     Record holders of common stock have cumulative voting rights with respect to the election of directors. Cumulative voting entitles each record shareholder to as many votes as shall equal the number of whole shares held by such shareholder multiplied by the number of directors to be elected, and each such shareholder may cast all of such votes for a single nominee or may distribute them among any two or more nominees as such shareholder sees fit. The nominees receiving the highest number of votes are elected.

     Unless authority to do so is withheld, it is intended that the proxies solicited by the Board of Directors will be voted for the nominees named. Unless otherwise indicated on the proxy by the shareholder, the votes represented by any proxy may be cumulated and voted at the discretion of the persons named as proxies in favor of any one or more of the nominees. The effect of cumulation and voting in accordance with this discretionary authority may be to offset the effect of a shareholder's having withheld authority to vote for individual nominees because the persons named as proxies will be able to allocate the votes of shareholders who have not withheld authority to vote in any manner they determine among the nominees. If any of the nominees becomes unavailable for election for any reason, the persons named as proxies in the accompanying proxy intend to vote for such substitute nominees as the Board may propose, unless the Board adopts a resolution reducing the number of directors.

     The information set forth below is given as of April 7, 1994. Each nominee for election at this meeting and each director continuing in office has had the same principal occupation during the past five years unless otherwise indicated. Each individual has sole voting power and sole investment power with respect to the shares shown, except as indicated in the footnotes below.

                      NOMINEES FOR TERMS EXPIRING IN 1997

- -------------------
                   CLIFFORD L. ALEXANDER, JR.--Age 60--Director since January 1987. President of Alexander & Associates, Inc. (management consulting firm). Also a director of American Home Products, Dreyfus Family of General & Premier Funds, Dreyfus Third Century Fund, The Dunn & Bradstreet Corporation, MCI Communications Corporation and Mutual of America Life Insurance Company.

                   Member: Audit and Pension Trust Investment Committees

                   Shares owned: 1,350 (a)(b)

- -------------------
                   E. LAWRENCE KEYES, JR.--Age 64--Director since May 1988. President, Fortune Group Consulting, Inc. (management consulting firm) since November 1992; Partner, The Fortune Group since January 1987. Also a director of Laclede Steel Company.

                   Member: Compensation, Corporate Development and Pension Trust
                           Investment Committees

                   Shares owned: 1,200(b)

- -------------------
                   THOMAS A. MCCONOMY--Age 60--Director since May 1991. President and Chief Executive Officer, Calgon Carbon Corporation (manufactures and markets activated carbon and related products and services). Also a director of Calgon Carbon Corporation.

                   Member: Compensation and Pension Trust Investment Committees

                   Shares owned: 1,200 (a)(b)

- -------------------
                   MALCOLM M. PRINE--Age 65--Director since May 1982. Chairman and Chief Executive Officer, Bundy Industries, Inc. (manufacturer of commercial baking products) since December 1989; Chairman, Bundy Industries, Inc., June 1988; financial consultant, May 1987 through April 1990. Also a director of Pennsylvania Capital Bank and Rymac Mortgage Investment Corp.

                   Member: Audit, Corporate Development and Pension Trust
                           Investment Committees

                   Chairman: Corporate Development Committee

                   Shares owned: 1,519 (b)

                      DIRECTORS WHOSE TERMS EXPIRE IN 1995

- -------------------
                   FREDERICK H. ABREW--Age 56--Director since December 1988. President and Chief Operating Officer of the Company since December 1993; Executive Vice President and Chief Operating Officer, June 1992 until December 1993; Executive Vice President, June 1991 through May 1992; Executive Vice President--Utility Services, June 1988 through May 1991.

                   Shares owned: 58,511 (d)(e)

- -------------------
                   DONALD I. MORITZ--Age 66--Director since June 1972. Chairman and Chief Executive Officer of the Company since December 1993; President and Chief Executive Officer until December 1993. Also a director of PNC Bank Corp.

                   Member: Corporate Development and Nominating Committees

                   Shares owned: 105,827 (a)(d)(e)(f)

- -------------------
                   DANIEL M. ROONEY--Age 61--Director since May 1986. President and Director of Pittsburgh Steelers Sports, Inc. (professional football franchise).

                   Member: Audit and Compensation Committees

                   Chairman: Audit Committee

                   Shares owned: 1,950(b)

                      DIRECTORS WHOSE TERMS EXPIRE IN 1996

- -------------------
                   MERLE E. GILLIAND--Age 72--Director since November 1984. Retired Chairman and Chief Executive Officer of PNC Bank Corp. (bank holding company).

                   Member: Compensation, Corporate Development and Nominating
                           Committees

                   Chairman: Compensation Committee

                   Shares owned: 1,950(a)(b)

- -------------------
                   DAVID S. SHAPIRA--Age 52--Director since May 1987. Chief Executive Officer of Giant Eagle, Inc. (retail grocery store chain) since April 1992; President and Chief Executive Officer of Giant Eagle, Inc. to April 1992; Chairman of the Board of Phar-Mor, Inc. (retail chain of general merchandise and variety stores) since February 1993; Chief Executive Officer of Phar-Mor, Inc., March 1984 to February 1993. Also a director of Action Industries, Inc., The Bell Telephone Company of Pennsylvania and Mellon Bank Corporation.

                   Member: Corporate Development, Nominating and Pension Trust
                           Investment Committees

                   Chairman: Pension Trust Investment Committee

                   Shares owned: 1,575(b)(c)

- -------------------
                   BARBARA BOYLE SULLIVAN--Age 56--Director since October 1979. President of Boyle/Kirkman West, Inc. (human resources consulting); Managing Partner of Innovation Associates, Inc. (management consulting company) July 1988 through December 1992.

                   Member: Audit, Compensation and Nominating Committees

                   Chairman: Nominating Committee

                   Shares owned: 2,216 (a)(b)

ALL NOMINEES, DIRECTORS AND OFFICERS (INCLUDING THOSE NAMED ABOVE) 336,081 SHARES (A)(B)(C)(D)(E)(G)
- ---------
(a) Includes shares held jointly with spouse as to which voting power and investment power are shared. In the case of Mr. Alexander, includes shares held jointly with daughter as to which voting power and investment power are shared.

(b) Includes 450 shares issued conditionally under the Non-Employee Directors' Stock Incentive Plan as to which the individual has sole voting power only.

(c) Includes 1,125 shares held in a trust of which Mr. Shapira is a co-trustee and has a beneficial interest and shares voting and investment power.

(d) Includes the following shares which may be acquired within 60 days of April 7, 1994, through the exercise of stock options: Mr. Moritz--3,093; Mr. Abrew--41,400; and all nominees, directors and officers as a group, including such persons--126,993 shares.

(e) Includes shares held in escrow as a result of restricted stock awards as to which the individual has sole voting power only: Mr. Moritz--44,250; Mr. Abrew--6,750; and all nominees, directors and officers as a group, including such persons--59,250 shares.

(f) Does not include 1,350 shares owned by Mr. Moritz's wife as to which he disclaims beneficial ownership.

(g) Includes shares allocated under the Company's Employee Savings Plan as to which the individual has sole voting power only: all nominees, directors and officers as a group--1,190 shares.

BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors held six regular meetings and two special meetings during 1993. The standing committees of the Board are the Audit, Compensation, Corporate Development, Nominating and Pension Trust Investment Committees. All directors, with the exception of Messrs. Alexander and Rooney, attended at least 75% of Board and Committee meetings. Mr. Alexander attended 71% while Mr. Rooney attended 65% of such meetings. During 1993, attendance of the directors at Board and Committee meetings averaged 90%.

     The Audit Committee consists of four non-employee directors. It reviews the annual financial statements of the Company, examines and considers the scope and adequacy of audits performed by the independent auditors and the Company's internal auditing staff, as well as other financial affairs of the Company; recommends to the Board of Directors an independent auditing firm to audit the Company's financial statements; reviews the adequacy of internal controls and management's implementation of recommendations made by the independent auditors and by the internal auditors with respect to their audit activities; and approves fees charged by the independent auditors. The Committee met three times in 1993.

     The Compensation Committee consists of five non-employee directors. It reviews the salaries of all executive officers and makes recommendations to the Board of Directors for its approval. It also administers the Company's Key Employee Restricted Stock Option and Stock Appreciation Rights Incentive Compensation Plan and the Short-Term Incentive Compensation Plan. The Committee met six times in 1993.

     The Corporate Development Committee consists of four non-employee directors and one employee director. It examines proposed acquisitions and similar new ventures and advises management with regard to the expansion or disposition of the Company's businesses through mergers, acquisitions, sales and similar transactions. The Committee met three times in 1993.

     The Nominating Committee consists of three non-employee directors and one employee director. It acts as the selection committee to recommend candidates for election to the Board. The Committee, in making such recommendations, attempts to locate candidates for Board membership who have attained a prominent position in their field of endeavor and whose backgrounds indicate that they have broad knowledge and experience and the ability to exercise sound business judgment. The Committee will consider nominees recommended by shareholders. Any such recommendation, together with the nominee's qualifications and consent to be considered as a nominee, should be sent to the Corporate Secretary. The Committee held one meeting during 1993.

     The Pension Trust Investment Committee consists of five non-employee directors. Its function is to monitor the investment performance of those designated to manage the investment of the assets of the Company-maintained pension plans; establish broad investment policy or objectives; and select investment fund managers. The Committee met three times in 1993.

DIRECTORS' COMPENSATION AND RETIREMENT PROGRAM

     Directors who are not officers of the Company receive (i) an annual retainer of $20,000 payable quarterly; (ii) a fee of $750 for each Board meeting attended; (iii) a fee of $750 for each Committee meeting attended unless the Committee meeting is held on the same day as a Board meeting or another Committee meeting, in which case the fee is $500; and (iv) a fee of $500 for participation in a telephonic meeting. Under a deferred compensation plan for non-employee directors, these fees may be deferred until termination of services as a director or such earlier time as the director may elect.

     All non-employee directors who have reached age 58 at the date of retirement as a director with at least 60 months of service as a director qualify for benefits under a retirement program for the directors. A qualified director who retires as a director after reaching age 72 with at least 60 months of service, or retires prior to age 72 with at least 120 months of service, is entitled to receive a benefit equal to the quarterly retainer for 40 quarters or until death, whichever occurs first. A qualified director who retires as a director prior to age 72 with less than 120 months of service is entitled to receive a benefit payable for 40 quarters or until death, whichever occurs first, equal to 50% of the quarterly retainer, plus 10% for each additional 12 months of service in excess of 60 months.

     In recognition of services rendered by non-employee directors and furtherance of its community support, the Company has established a Life Insurance Program to fund contributions to qualified organizations upon the death of a director. Each participating director is insured for $500,000 under policies owned by the Company. Where possible, policies are written on two directors' lives, with $500,000 payable at each death. The program restricts bequests to civic, charitable and educational organizations with emphasis on those in the Company's operating/service areas. New directors elected subsequent to December 1992 will qualify for participation after serving on the Board for thirty-six months. The cost of the program is nominal.

     The Board of Directors approved, subject to shareholder approval, a Non-Employee Directors' Stock Incentive Plan effective January 21, 1994. Under the terms of this Plan, each director received, on February 3, 1994, a conditional restricted stock grant of 450 shares of common stock and will also receive an annual option, beginning June 1, 1994, to purchase 500 shares of the Company's common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has entered into an agreement to purchase a 49% interest in a business aircraft from Phar-Mor of Ohio, Inc. for $1,311,000. This same 49% interest was sold to Phar-Mor of Ohio, Inc. in December 1991 for $1,633,623. The Company currently owns a 51% interest in this aircraft. David S. Shapira, a Director of the Company, is a Director of Phar-Mor of Ohio, Inc. and Chief Executive Officer and a Director of Giant Eagle, Inc., which has a substantial ownership interest in Phar-Mor of Ohio, Inc.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     On August 17, 1992, voluntary petitions pursuant to Chapter 11 of the U.S. Bankruptcy Code were filed by Phar-Mor, Inc. and fifteen of its related entities. Mr. Shapira was the Chief Executive Officer of Phar-Mor, Inc. at that time, and Chief Executive Officer of Phar-Mor Real Estate, Inc., one of the affiliated entities which filed bankruptcy. Currently, Mr. Shapira is Chairman of the Board of Phar-Mor, Inc. and Chairman of Phar-Mor Real Estate, Inc.

                             EXECUTIVE COMPENSATION

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the years 1991, 1992, and 1993 of those persons who were, at December 31, 1993, (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company. No information is included in the table for any year during which an individual was not an executive officer of the Company.

                           SUMMARY COMPENSATION TABLE

- ----------------------------------------------------------------------------------------------------------------
                                       ANNUAL COMPENSATION              LONG TERM COMPENSATION
                               -------------------------------------   -------------------------
                                                                                 AWARDS
                                                                       --------------------------
                                                            OTHER       RESTRICTED    SECURITIES
                                                            ANNUAL        STOCK       UNDERLYING     ALL OTHER
NAME AND PRINCIPAL                                       COMPENSATION    AWARD(S)      OPTIONS/    COMPENSATION
 POSITION               YEAR   SALARY ($)  BONUS ($)(2)     ($)(4)        ($)(5)        SARS #       ($)(4)(6)
- ----------------------------------------------------------------------------------------------------------------
Donald I. Moritz        1993    439,585      264,300        2,371               0         3,093        16,651
Director, Chairman
  and                   1992    417,504            0        2,097               0             0             0
Chief Executive
  Officer               1991    400,419       50,000                    1,006,250             0
Frederick H. Abrew      1993    277,585      141,200          204               0        32,400         5,544
Director, President
  and                   1992    252,589            0        1,014               0             0             0
Chief Operating
  Officer               1991    230,508       42,700                       80,500        18,000
Harry E.
  Gardner, Jr.(1)       1993    192,915       54,100            0               0        11,000         5,774
Vice President--        1992    185,449            0            0               0             0             0
Energy Resources
Augustine A.
  Mazzei, Jr.           1993    171,416       64,900          209               0         8,700         3,414
Senior Vice President   1992    165,756            0          195               0             0             0
and General Counsel     1991    160,088       25,400                            0         3,000
Richard Riazzi          1993    155,754      107,144(3)       657               0        11,600           967
Vice President--        1992    147,756      107,144(3)       550               0             0             0
Energy Group            1991    141,192      101,040(3)                         0        30,000

- ---------

(1) First elected as an officer June 1992.

(2) Paid under the Company's Short-Term Incentive Compensation Plan unless otherwise noted.

(3) Bonus award under a plan for the Company's marketing subsidiary.

(4) Does not include information with respect to 1991.

(5) Dividends are paid on the restricted stock awards. The number and value of aggregate restricted stock holdings at December 31, 1993 were as follows:

                        D.I. Moritz         44,250 shares -- $1,620,656
                        F.H. Abrew           6,750 shares -- $  247,219
                        A.A. Mazzei, Jr.     3,750 shares -- $  137,344

(6) Includes the term insurance benefit and interest on cumulative Company funds used to pay the remaining premium for split-dollar life insurance policies (each based on applicable Internal Revenue Service rates); and matching contributions to the Company's Employee Savings Plan, as follows:

                                             TERM                   SAVINGS PLAN
                                           INSURANCE    INTEREST    CONTRIBUTION
                                           ---------    --------    ------------
                      D. I. Moritz          $ 1,436     $ 14,391        $824
                      F. H. Abrew               667        4,053         824
                      H. E. Gardner, Jr.        213        4,737         824
                      A. A. Mazzei, Jr.         460        2,130         824
                      R. Riazzi                  36          652         279

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

- ---------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF         VALUE OF
                                                                          SECURITIES        UNEXERCISED
                                                                          UNDERLYING       IN-THE-MONEY
                                                                          UNEXERCISED     OPTIONS/SARS AT
                                                                        OPTIONS/SARS AT    FISCAL YEAR-
                                                                        FISCAL YEAR-END       END($)
                                                                        ----------------  ---------------
                                             SHARES                       EXERCISABLE/
                                           ACQUIRED ON      VALUE         UNEXERCISABLE     EXERCISABLE/
NAME                                       EXERCISE(#)   REALIZED($)           (1)          UNEXERCISABLE
- ---------------------------------------------------------------------------------------------------------
Donald I. Moritz              Options             0              0          0/3,093            0/387
                                SARs              0              0            0/0               0/0
Frederick H. Abrew            Options             0              0       9,000/32,400      148,455/4,050
                                SARs              0              0          9,000/0          88,155/0
Harry E. Gardner, Jr.         Options         2,250         40,500       6,750/11,000      112,301/1,375
                                SARs          2,250         27,383          6,750/0          67,346/0
Augustine A. Mazzei, Jr.      Options             0              0          0/8,700           0/1,088
                                SARs              0              0            0/0               0/0
Richard Riazzi                Options             0              0       15,000/11,600     247,425/1,450
                                SARs              0              0         15,000/0          146,925/0

- ---------

(1) Options and SARs are exercisable six months after grant; shares are restricted (in escrow) and subject to forfeiture for three years from the date of grant.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

- ---------------------------------------------------------------------------------------------------------------------
                                    INDIVIDUAL GRANTS                                            POTENTIAL REALIZABLE
- ----------------------------------------------------------------------------------------------     VALUE AT ASSUMED
                               NUMBER OF    PERCENT OF TOTAL                                       ANNUAL RATES OF
                               SECURITIES     OPTIONS/SARS                                        PRICE APPRECIATION
                               UNDERLYING      GRANTED TO       EXERCISE OR                       FOR OPTION TERM($)
                              OPTIONS/SARS     EMPLOYEES         BASE PRICE       EXPIRATION     --------------------
NAME                           GRANTED(1)    IN FISCAL YEAR     PER SHARE($)         DATE         5%(2)       10%(2)
- ---------------------------------------------------------------------------------------------------------------------
Donald I. Moritz                  3,093          2.08%             36.50        July 16, 1998     31,317      68,819
Frederick H. Abrew               32,400         21.81%             36.50        July 16, 1998    328,050     720,900
Harry E. Gardner, Jr.            11,000          7.41%             36.50        July 16, 1998    111,375     244,750
Augustine A. Mazzei, Jr.          8,700          5.86%             36.50        July 16, 1998     88,088     193,575
Richard Riazzi                   11,600          7.81%             36.50        July 16, 1998    117,450     258,100

(1) Options and SARs are exercisable six months after grant; shares are restricted (in escrow) and subject to forfeiture for three years from the date of grant.

(2) The assumed annual rates of appreciation of 5 and 10 percent over the life of the options would result in the price of the Company's stock increasing to $46 5/8 and $58 3/4, respectively. During the past five years, the market price of the Company's stock has increased at a compounded annual rate of
    10.1 percent.

                   SHAREOWNER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareowner return on the Company's Common Stock against the cumulative total return of the S&P 500 Index and Value Line Diversified Natural Gas Group for the five-year period 1988-1993.

         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG COMPANY,
           S&P 500 INDEX AND VALUE LINE DIVERSIFIED NATURAL GAS GROUP

                                   EQUITABLE
      MEASUREMENT PERIOD           RESOURCES      S&P 500       VL PEER
    (FISCAL YEAR COVERED)            INC.          INDEX         GROUP
- ------------------------------    -----------    ---------     ---------
1988                                     100           100           100
1989                                     127           132           145
1990                                     120           127           122
1991                                     135           166           109
1992                                     172           179           129
1993                                     193           197           156

           ASSUMES $100 INVESTED 12/31/88 IN EQT STOCK, S&P 500 INDEX AND VALUE LINE DIV. NATURAL GAS GROUP (DIVIDENDS REINVESTED)

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Compensation for the executive officers of the Company is administered under the direction of the Compensation Committee of the Board (the "Committee") which currently consists of five independent Directors. There are no "Compensation Committee Interlocks" or "Insider Participation," which the Securities and Exchange Commission ("SEC") regulations would require to be disclosed in this proxy statement. The Committee submits its recommendations for executive base salary changes to the full Board of Directors. All other components of executive compensation are acted upon by the Committee and those actions taken are reported to the Board of Directors. The Committee oversees compensation arrangements previously approved by the Board of Directors applicable to the executive group, those being executive base salaries, the Short-Term Incentive Compensation Plan, the Key Employee Restricted Stock Option and Stock Appreciation Rights Incentive Compensation Plan, and broad-based employee and executive benefits plans.

     The following is the Compensation Committee's report, in its role as overseer of the Company's executive pay programs, on 1993 compensation practices for the executive officers of the Company.

COMPENSATION POLICIES ATTRIBUTABLE TO EXECUTIVE OFFICERS

     Equitable Resources, Inc. is a fully integrated energy company consisting of two major segments: Energy Resources, which is dedicated to exploration, development, production, gathering and marketing of natural gas and crude oil, intrastate transportation of natural gas, extraction and sale of natural gas liquids and contract drilling; and Utility Services, which gathers, transports, stores, and distributes natural gas, with the major portion being subject to rate regulation by federal and state authorities. The Company's compensation arrangements are designed to meet the requirements of each of these business segments in terms of their unique business and human resource needs and goals, while reinforcing the Company's ultimate objective of creating value for shareholders.

     In order to attract, motivate, and retain talented executives, the Company's compensation policy considers the skills, talents, and experience necessary for the successful operation and growth of each major business segment, as well as the unique risk characteristics of each segment. To support the Company's financial performance and shareholder value enhancement objectives, incentive arrangements that focus on achievement of key annual business objectives and the creation of long-term value are in place for the Company's executives.

     In particular, the Company has maintained a series of executive compensation programs for a number of years, which are designed to achieve the level of professional expertise and commitment necessary to succeed in its challenging business environment. These programs include:

      - Base salaries that are consistent with competitive practices for comparable positions in comparable business situations--competitive practices are determined using independent industry surveys provided by compensation consultants and publicly available compensation information from peer companies.

      - Short-term (annual) incentives which are funded when overall return on total capitalization goals are attained and which are distributed to Plan participants based on achievement of corporate, unit, and individual performance goals identified annually; and

      - Long-term reward programs that encourage share ownership by management, reinforce value creation imperatives, align management's interest to shareholder interests, and help assure retention of key executive contributors.

     The Compensation Committee believes that stock ownership by management is a crucial tool for focusing management on the enhancement of the Company's shareholder value. Thus, the Committee views stock options and other equity-related arrangements as a key element of the executive compensation program.

     The Compensation Committee adheres to an Executive Compensation Policy as the framework for managing the compensation program for executive officers, which includes the following characteristics and guidelines:

BASE SALARIES

     The executive salary structure is based upon studies prepared by independent compensation consultants, primarily using salary surveys of twenty
(20) peer group companies that, including the Company, comprise The Value Line Investment Survey--Natural Gas (Diversified) Industry Group. This survey data is supplemented by data from the gas utility and oil/gas exploration and production industries, as well as data from major Pittsburgh-based corporations. The base salary levels are generally targeted at the 50th percentile of the combined survey group.

     Individual salary increases are based primarily upon individual performance, which includes factors such as revenue growth, shareholder appreciation, achievement of business plan and personal goals. Aggregate annual salary increases for executive officers are based on factors such as the Company's overall financial performance, which includes comparison to the same peer group of companies referred to above and overall shareholder returns adjusted for the Company's size relative to its peers. General economic conditions and marketplace compensation trends are also considered. Independent compensation consultants assist in the evaluation of the marketplace compensation trends.

     Pursuant to these guidelines, annual salaries of the named executive officers in the Summary Compensation Table on page 7 increased at the following rates:

        Donald I. Moritz, 5.9 percent; Frederick H. Abrew, 10.4 percent; Augustine A. Mazzei, Jr., 3.0 percent; Richard Riazzi, 22.9 percent, and Harry E. Gardner, Jr., 2.6 percent. Messrs. Abrew's and Riazzi's salary increases reflect increased organizational responsibilities of each.

ANNUAL INCENTIVES

     The Company's Short-Term Incentive Compensation Plan is structured so that awards are commensurate with the performance level achieved; e.g. 75th percentile performance will result in 75th percentile annual incentive payout, and below average performance will receive no award.

     The Committee approved the method of determining the 1993 goals for the eight executive officers of the Company together with the 1993 performance measures for the Energy Resources and the Utility Services business segments. They also set and approved the maximum funding levels for the Incentive Plan. The total annual funding of the Incentive Plan cannot exceed 2.5 percent of the Company's net income.

     The Company performance measures used to determine the level of payout to those individuals listed in the Summary Compensation Table include the Company's return on total capitalization ranking among The Value Line Investment Survey--Natural Gas (Diversified) Industry Group, natural gas and oil reserve additions and specific financial results for the Energy Resources business segment and pretax operating income for the Company's marketing subsidiary. In addition, individual performance which includes individual goals and overall performance is evaluated.

     Mr. Moritz was given the opportunity to earn a maximum annual incentive in the amount of 65 percent and a target level incentive of 42 percent of his base salary. The amount of the actual incentive payment for Mr. Moritz is determined by two performance measures--return on total capitalization ranking (75 percent weighting) and individual performance (25 percent weighting). For Mr. Moritz to receive his maximum annual incentive, the Company must be the number one ranked company in return on total capitalization and Mr. Moritz must achieve 91 percent or more of his personal goals.

     Messrs. Abrew, Gardner and Mazzei have maximum annual incentives ranging from 45-55 percent of base salary and target level incentives ranging from 30-35 percent of base salary. Mr. Riazzi is included in the Equitable Resources Marketing Company's (ERMCO) annual incentive plan. Under that plan Mr. Riazzi is eligible to receive a percentage of pretax operating income as determined by ERMCO's annual financial performance.

     In the event that the Company's return on total capitalization ranking among the 20 companies included in The Value Line Investment Survey--Natural Gas (Diversified) Industry Group falls below 10, no annual incentive payments are made.

     The Summary Compensation Table on page 7 shows each executive officer's annual bonus earned under the Company's Short-Term Incentive Compensation Plan for 1993. For performance during 1993, Mr. Moritz earned an annual incentive equal to 60 percent of his 1993 base salary, Mr. Abrew earned 51 percent of his 1993 base salary, Mr. Gardner earned 28 percent of his 1993 base salary, and Mr. Mazzei earned 38 percent of his 1993 base salary. Mr. Riazzi earned 69 percent of his 1993 base salary through a bonus paid under a plan for the Company's marketing subsidiary.

LONG-TERM INCENTIVES

     The Company utilizes combined stock options/stock appreciation rights and restricted stock on a case-by-case basis to reinforce its value creation imperatives, executive retention goals, and to support management ownership as an effective means of aligning management to shareholder interests. Because stock option grants and restricted stock awards do not vest for a minimum of three years, stock-based compensation arrangements are tied to long-term value creation performance and key executive retention. The award of stock options and/or restricted stock under the Company's Key Employee Restricted Stock Option and Stock Appreciation Rights Incentive Compensation Plan is based on the overall financial performance of the Company, primarily the Company's return on its total capitalization, and the individual performance of the participant. Among the individual factors considered are managerial ability, individual performance, succession planning, and executive development. Stock based awards have been made without regard to the size of prior grants or the amount of stock held by employees to whom such awards were made.

     During 1993, the Committee approved a stock option award at the 50th percentile level of the same peer group of companies previously referred to for long-term incentive plans in place among the executive officers' compensation peer group. The Committee determined the level of the stock options awarded using the Black-Scholes option pricing model. The options granted can be exercised at any time; however, for any options exercised within the first three years of the grant date, the stock will not be distributed to the participant until three years after the date of grant. All of the options granted expire no later than five years after the award date. In the event that the employment of a Long-Term Incentive Plan participant terminates, except for reasons of death, or normal retirement, all restricted stock grants, stock option awards and stock appreciation rights that have not vested are subject to forfeiture as of the effective date of termination. The Options/SAR Grants in Last Fiscal Year table on page 8 shows the terms of each award. Historically, stock option grants have been the primary means of providing long-term incentive compensation to executives. Stock appreciation rights have been granted in tandem with stock options as a means of providing cash-based incentives to such executives. Restricted stock has been granted primarily to the most senior executives to reward exceptional performance. No restricted stock or stock appreciation rights were awarded in 1993.

     During 1993, the Committee, with the assistance of an independent compensation consultant, evaluated the Company's Long-Term Incentive Compensation Plan as it compared to like plans at peer group companies. As a result of this evaluation, the Committee recommended to the Board of Directors and the Board of Directors approved, subject to shareholder approval, a new Long-Term Incentive Plan effective January 21, 1994. See page 17 for a description of this Plan. The new Plan will further the Board's goal of linking management performance with long-term shareholder interest by providing the Board with greater flexibility in packaging stock incentives and by gradually raising stock award levels to the 75th percentile of the Company's peer group.

BENEFITS BASED ON RETIREMENT OR DEATH UNDER PLANS

     Benefits are based on retirement or death under the Retirement Plan, the Supplemental Pension Plan, the Supplemental Executive Retirement Plan, and the optional Split-Dollar Life Insurance Program. Estimated benefits payable under the Retirement Plans are shown in the Pension table on page 14. Estimated benefits paid under the Split-Dollar Life Insurance Program are shown in the Summary Compensation table on page 7.

1993 COMPENSATION FOR THE CEO OF EQUITABLE - DONALD I. MORITZ

     Mr. Moritz is eligible to participate in all compensation programs available to executives. The factors considered for Mr. Moritz's 1993 incentive were discussed earlier in the Committee's report. In addition to the particulars discussed earlier, the Committee also considered the following items when evaluating Mr. Moritz's total compensation level in 1993:

      - Net income for 1993 was the second highest in the Company's history. 1993 net income exceeded that of 1992 by 22 percent or $13.5 million.

      - For calendar year 1993, the Company's return on total capitalization ranked second in the Value Line peer group. Mr. Moritz's total combined compensation (base salary, annual and long-term incentives) ranked in the bottom quartile of the peer group CEO's.

      - Mr. Moritz has demonstrated a consistent ability to help increase the Company's value to the shareholders. During the last five years, the Company's total shareholder return has exceeded that of its peer group average by 25 percent, which places the Company in the top quartile.

      - The successful acquisition of Louisiana Intrastate Gas Corporation and Hershey Oil Corporation (Alberta, Canada). These strategic acquisitions are expected to contribute to the long-term enhancement of the Company's earnings.

     Based upon all of the information considered, the Committee believes that the component parts of Mr. Moritz's total annual compensation (base salary increase, annual incentive, and long-term incentive within the limits of the plan) portray a conservative compensation package as related to this Company's peers, the financial performance of the Company, as well as Mr. Moritz's long and successful tenure as the Chief Executive Officer of the Company.

     The foregoing report has been furnished by the Compensation Committee of the Board of Directors.

                              Merle E. Gilliand, Chairman
                              E. Lawrence Keyes, Jr.
                              Thomas A. McConomy
                              Daniel M. Rooney
                              Barbara B. Sullivan

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     Frederick H. Abrew and Augustine A. Mazzei, Jr. are employed under agreements with the Company dated as of March 18, 1988, amended June 1, 1989, and extended annually. Mr. Abrew is employed at present as President and Chief Operating Officer, and Mr. Mazzei is employed at present as Senior Vice President and General Counsel at minimum annual salaries of $318,000 and $173,500, respectively, subject to annual increases at the discretion of the Board. The agreements with Messrs. Abrew and Mazzei terminate on the date of the executive's retirement in accordance with the provisions of the Company's retirement policy as set forth in its Management Manual unless terminated earlier under the provisions of the contracts.

     Each of the contracts provides that if the Company terminates the employment of the executive (other than for cause) or reduces the executive's duties or compensation (other than for good reason), the executive will be entitled to (1) his full base salary through the date of termination at the rate in effect at the time notice of termination was given; (2) payments equivalent to the discounted value of the executive's annual salary then in effect for the duration of the contract; (3) an amount of cash equal to the value of any outstanding stock options and stock appreciation rights, which value is determined from the closing price as reported on the New York Stock Exchange on the date of termination; (4) payment of all legal fees and expenses which the executive may incur as a result of the Company's contesting the validity or enforceability of the employment contract; (5) the continuation of employee benefits for the term of the agreement; and (6) all benefits payable under the Company's Pension Plan for Salaried Employees.

     Upon certain change-in-control events, shares or cash normally placed into escrow upon the exercise of stock options or stock appreciation rights shall instead be transferred to employees free of escrow restrictions, and shares and cash already held in escrow will likewise be immediately transferred to employees free of restrictions.

PENSION PLAN

     The Company's pension plan covering salaried employees is a non-contributory defined benefit plan. The plan provides for pensions based upon credited years of service and average base salary during the highest paid consecutive five years during the last ten years of employment. The following table presents estimated annual retirement benefits payable upon normal retirement at age 65 and assumes a straight life annuity with no survivor option. The pension plan is a step rate plan and is integrated with social security; the estimated benefits shown do not include social security benefits.


  HIGHEST CONSECUTIVE
        5-YEAR                                      ANNUAL RETIREMENT BENEFITS
 AVERAGE COMPENSATION                              FOR CREDITED YEARS OF SERVICE
- -----------------------   -------------------------------------------------------------------------------
                          15 YEARS      20 YEARS      25 YEARS      30 YEARS      35 YEARS      40 YEARS
                          ---------     ---------     ---------     ---------     ---------     ---------
       $150,000           $ 35,667      $ 47,556      $ 59,445      $ 71,334      $ 83,223      $ 84,484
        200,000             48,192        64,256        80,320        96,384       112,448       113,708
        250,000             60,717        80,956       101,195       121,434       141,673       142,933
        300,000             73,242        97,656       122,070       146,484       170,898       172,158
        350,000             85,767       114,356       142,945       171,534       200,123       201,383
        400,000             98,292       131,056       163,820       196,584       229,348       230,608
        450,000            110,817       147,756       184,695       221,634       258,573       259,833
        500,000            123,342       164,456       205,570       246,684       287,798       289,058
        550,000            135,867       181,156       226,445       271,734       317,023       318,283

     In addition to base salary, compensation for executive officers includes bonuses paid under the Company's Short-Term Incentive Compensation Plan which are funded through the Supplemental Executive Retirement Plan.

     The credited years of service as of December 31, 1993 for the persons named in the Summary Compensation Table were as follows: Mr. Moritz, 41 years; Mr. Abrew, 13 years; Mr. Gardner, 23 years; Mr. Mazzei, 21 years; and Mr. Riazzi, 13 years.

     With certain exceptions, the Internal Revenue Code (the "Code") prohibits benefits based on earnings in excess of $235,840 per year and restricts to an aggregate amount of $115,641 (plus cost-of-living adjustments in each case) the annual pension which may be paid by an employer from a plan which is qualified under the Code for federal income tax purposes. The Company's Supplemental Pension Plan and Supplemental Executive Retirement Plan provide for supplemental payments to be made to salaried employees of the Company, where necessary, in amounts sufficient to maintain total benefits upon retirement which would have been provided by the pension plan had there been no such limitations. A Trust has been established to which the Company has made contributions and plans to make further contributions from time to time for the purpose of advance funding of the Supplemental Plans.

                                   ITEM NO. 2

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, has reappointed Ernst & Young, certified public accountants, as auditors to examine the consolidated financial statements of the Company and its subsidiaries for the calendar year 1994. Ernst & Young, and its predecessor, have acted for the Company as auditors since 1950. Although shareholder approval is not required for the appointment of auditors, the Board of Directors believes shareholders should participate through ratification. If such ratification is not obtained, the Board will consider the appointment of other auditors for the following year.

     Representatives of Ernst & Young expect to be present at the annual meeting to respond to appropriate questions and to make a statement if they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF
                                 ERNST & YOUNG.

                                   ITEM NO. 3

               PROPOSAL TO APPROVE 1994 EQUITABLE RESOURCES, INC.

                  NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

     On January 21, 1994, the Board of Directors of the Company adopted, subject to approval by the Company's shareholders, the 1994 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan (the "Directors' Plan"). Following is a general summary of the Directors' Plan which is qualified in its entirety by reference to the Directors' Plan which is included as Exhibit A to this proxy statement.

     The purposes of the Directors' Plan are to assist the Company in attracting and retaining, as members of the Board of Directors, highly qualified persons who are not employees of the Company or its subsidiaries while furthering the identity of interests of non-employee Directors with those of the Company's shareholders.

ADMINISTRATION

     The Directors' Plan will be administered by the Compensation Committee of the Board of Directors who will be authorized to interpret and administer the Directors' Plan but who will have no authority or discretion to determine the timing, amounts and terms of stock options and restricted stock grants awarded under the Directors' Plan. All such matters are fixed and determinable by the provisions of the Directors' Plan.

AMENDMENT AND TERMINATION

     The Board of Directors may amend, discontinue or terminate the Directors' Plan at any time without shareholder approval except to the extent that Federal or state law or regulation require such approval, or that the Board of Directors determines that shareholder approval is advisable. No shares may be granted under the Directors' Plan after June 2, 1998.

ELIGIBILITY

     There are currently eight non-employee Directors who are eligible to receive stock options and restricted stock pursuant to the Directors' Plan.

GRANTS OF RESTRICTED STOCK

     Conditional upon approval of the shareholders, the Directors' Plan provides for the grant of 450 shares of restricted stock to each non-employee Director on February 3, 1994. These shares will be held in escrow and released to the Directors on November 27, 1994, except for any Director who has ceased to be a Board member subsequent to the date of shareholder approval for reasons other than death or disability (in which case the shares will be transferred to the Director or his estate at the time of such event). In any case, no shares shall be issuable under the Directors' Plan unless it is approved by the shareholders of the Company.

GRANTS OF STOCK OPTIONS

     On the first business day of June in each year from 1994 through 1998 each Director shall automatically be granted an option for 500 shares of common stock. The exercise price of each share will be 100% of the mean of the high and low trading prices of the common stock on the date of grant. Each option is exercisable upon the earlier of three years from the date of grant or the Directors' termination of service by reason of retirement, disability or death. Each option may be exercised for a period of five years after the date of its grant.

SHARES SUBJECT TO THE PLAN

     The maximum number of shares of common stock that may be issued under the Directors' Plan is 80,000. That number is subject to adjustment by the Compensation Committee in certain circumstances, including stock splits, dividends, recapitalizations and major corporate changes. The market value of a share of common stock based on the mean of the high and low prices on the New York Stock Exchange Composite Tape on April 7, 1994 was $34.4375.

TRANSFERABILITY

     A Director may not pledge or encumber any interest in a stock option or restricted stock except in favor of the Company. Options may only be exercised by the Director or their legal representative and may not be transferred to any other party. The Compensation Committee may permit a Director to designate a beneficiary to exercise an option and to receive a distribution upon the Director's death.

CHANGE OF CONTROL

     In the event of a change of control, as defined in the Directors' Plan, all outstanding options shall become fully exercisable and all outstanding restricted stock and stock option awards shall be surrendered to the Company in exchange for a cash payment in accordance with a formula specified under the Directors' Plan.

FEDERAL INCOME TAX CONSEQUENCES

     A Director will not realize any taxable income upon the grant of a stock option. A Director to whom shares of common stock are issued upon exercise of a stock option will recognize taxable income in an amount equal to the difference between the fair market value of the common stock at the time the stock is exercised and the exercise price paid for the common stock. At that time the Company will receive a corresponding Federal income tax deduction.

     Absent making an election under Section 83(b) of the Internal Revenue Code within thirty (30) days of the grant, in general, a Director who receives a grant of restricted stock does not recognize taxable income for Federal income tax purposes until the shares are released to the Director. At that time, the tax is based on the then current market value of the stock. If a Director makes a Section 83(b) election, the market value of the restricted stock at the time it is granted is included in the Director's taxable income in the year of such grant. The Company is entitled to a Federal income tax deduction in an amount equal to the taxable income recognized by the Director in either instance.

NEW PLAN BENEFITS

     The following table sets forth the benefits to be received under the Directors' Plan, subject to shareholder approval:

                                                          DOLLAR
                       NAME AND POSITION                  VALUE         NUMBER OF UNITS
          --------------------------------------------   --------       ---------------
          Non-Executive Director Group................   $138,375             3,600(1)
          Non-Executive Director Group................                       20,000(2)

     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to adopt the Directors' Plan. An abstention will in effect constitute a vote against the proposal, while a broker non-vote will not be counted.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.
- ---------

(1) Represents a restricted stock grant on February 3, 1994 of 450 shares of common stock to each incumbent non-employee Director. The fair market value of each share on that date was $38.4375.

(2) Represents a grant of 500 stock options to be made to each incumbent non-employee Director on June 1, 1994 and each June 1 through 1998 if the Directors' Plan is approved by the shareholders. The aggregate number of shares shown is based on the assumption that there are no changes in the composition of the Board of Directors during that period.

                                   ITEM NO. 4

               PROPOSAL TO APPROVE 1994 EQUITABLE RESOURCES, INC.

                            LONG-TERM INCENTIVE PLAN

     On January 21, 1994, the Board of Directors of the Company adopted, subject to approval by the Company's shareholders, the 1994 Equitable Resources, Inc. Long-Term Incentive Plan (the "Long-Term Incentive Plan"). Following is a general summary of the Long-Term Incentive Plan which is qualified in its entirety by reference to the Long-Term Incentive Plan which is included as Exhibit B to this proxy statement.

     The purposes of the Long-Term Incentive Plan are to assist the Company in attracting and retaining highly qualified persons as employees of the Company, to align the interests of key employees with those of the shareholders by encouraging share ownership, and to focus key employees on performance that will enhance shareholder value. The Long-Term Incentive Plan will replace the Equitable Resources, Inc. Key Employee Restricted Stock Option and Stock Appreciation Rights Incentive Compensation Plan, originally adopted in 1980 (the "1980 Plan"). No future grants of stock options, stock appreciation rights or restricted stock will be made under the 1980 Plan if the Long-Term Incentive Plan is approved by the shareholders. In the judgment of the Board of Directors, the Long-Term Incentive Plan will provide the Compensation Committee with greater flexibility in designing appropriate stock-based incentives than was provided by the 1980 Plan.

ADMINISTRATION

     The Long-Term Incentive Plan will be administered by the Compensation Committee of the Board of Directors (the "Compensation Committee") who will be authorized to designate those individuals eligible to participate in the Long-Term Incentive Plan; to determine the types, numbers and terms of awards granted under the Plan; and to interpret and administer the Plan. The Compensation Committee is composed of non-employee Directors who are not eligible to receive any awards under the Long-Term Incentive Plan.

AMENDMENT AND TERMINATION

     The Board of Directors may amend, discontinue or terminate the Long-Term Incentive Plan at any time without shareholder approval except to the extent that Federal or state law or regulation require such approval, or that the Board of Directors determines that shareholder approval is advisable. No awards may be granted under the Long-Term Incentive Plan after May 27, 1999.

ELIGIBILITY

     Officers and key employees of the Company and its subsidiaries are eligible to participate in the Long-Term Incentive Plan.

TYPES OF AWARDS

     The Plan provides for the potential grant by the Compensation Committee of the following types of awards:

     Stock Options. The exercise price of each share of an option will be 100% of the mean of the high and low New York Stock Exchange trading prices of the Company's Common Stock on the date of grant. Such options shall be nonstatutory stock options or incentive stock options. The term of each option shall be fixed by the Compensation Committee but no incentive stock option shall be exercisable more than ten years from the date of grant of the option.

     Restricted Stock. The Committee may make restricted stock awards on such terms and conditions as it determines. Except as otherwise determined by the Compensation Committee, termination of an employee's employment during the applicable restriction period will result in a forfeiture of the restricted shares.

     Stock Appreciation Rights. SARs provide an employee a right to receive upon exercise the difference between the fair market value of the number of shares covered by the stock appreciation right on the date of exercise and the grant price of the stock appreciation right (which is the fair market value of the Company's Common Stock on the date of grant).

     Deferred Stock. These awards provide for the delivery of shares upon expiration of a deferral period specified by the Committee. Except as provided by the Committee, termination of employment during the applicable deferral period will result in a forfeiture of the right to receive the shares.

     Other Awards. The Committee may also grant performance awards representing the right to receive cash, stock or property based upon the attainment of performance criteria specified by the Committee, dividend equivalents providing the right to receive interest or dividends without ownership of securities to which such interest or dividends relate, and other types of stock based awards.

GRANTS OF AWARDS

     The Compensation Committee shall have the discretion to impose such terms and conditions as it deems appropriate on any award granted under the Long-Term Incentive Plan. Awards granted under the Long-Term Incentive Plan may be granted either alone, or in addition to, in tandem with, or in substitution for any other award granted under the Long-Term Incentive Plan or any other plan maintained by the Company.

SHARES SUBJECT TO THE PLAN

     The maximum number of shares of common stock that may be issued under the Long-Term Incentive Plan is equal to 5% of the number of shares of the Company's common stock outstanding on the date of shareholder approval. This number is subject to adjustment by the Compensation Committee in certain circumstances, including stock splits, dividends, recapitalizations and major corporate changes. Stock options and stock appreciation rights granted to any single key employees may not exceed 25% of the number of shares which are authorized to be granted under the terms of the Long-Term Incentive Plan. The market value of a share of common stock based on the mean of the high and low prices on the New York Stock Exchange Composite Tape on April 7, 1994 was $34.4375.

TRANSFERABILITY

     Awards granted under the Plan may not be transferred by an employee except by will or the laws of descent and distribution and will be exercisable during an employee's lifetime only by that employee. In certain cases, the Compensation Committee may make exceptions to this restriction.

CHANGE OF CONTROL

     In the event of a change of control, as defined in the Long-Term Incentive Plan, all outstanding awards shall become fully exercisable and all outstanding awards shall be surrendered to the Company in exchange for a cash payment in accordance with a formula specified under the Long-Term Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCE

     An employee will not realize any taxable income upon the grant of a nonstatutory stock option. An employee to whom shares of common stock are issued upon exercise of a nonstatutory stock option will recognize taxable income in an amount equal to the difference between the fair market value of the common stock at the time the stock is exercised and the exercise price paid for the common stock. At that time the Company will receive a corresponding Federal income tax deduction.

     In general, an employee will not recognize taxable income at the time an incentive stock option is granted or exercised except that the excess of the fair market value of the common stock acquired upon exercise of an incentive stock option over the exercise price is potentially subject to the alternative minimum tax. If the employee holds the shares acquired pursuant to an incentive stock option for at least two years from the date of grant and for at least one year from the date of exercise, the employee's gain will be taxed as a long-term capital gain in an amount equal to the difference between the exercise price and the sales price. In that case, the Company is not entitled to a tax deduction. If the employee disposes of the stock before the end of these holding periods, he will recognize ordinary income upon sale of the stock and the Company will be entitled to a corresponding tax deduction.

     Absent making an election under Section 83(b) of the Internal Revenue Code within thirty (30) days of the grant, in general, an employee who receives a grant of restricted stock does not recognize taxable income for Federal income tax purposes until the shares are released to the employee. At that time, the tax is based on the then current market value of the stock. If an employee makes a Section 83(b) election, the market value of the restricted stock at the time it is granted is included in the employee's taxable income in the year of such grant. The Company is entitled to a Federal income tax deduction in an amount equal to the taxable income recognized by the employee in either instance.

     The amount received by an employee upon exercise of a stock appreciation right will be treated as ordinary income to the employee and the Company will be entitled to a corresponding tax deduction.

     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote is required to adopt the Long-Term Incentive Plan. An abstention will in effect constitute a vote against the proposal, while a broker non-vote will not be counted.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                                   ITEM NO. 5

                              SHAREHOLDER PROPOSAL

     Progressive Securities Financial Services Corporation of Portland, Oregon, on behalf of three of its clients who it states are the beneficial owners of a total of 450 shares of the Company's common stock, advised the Company that a representative of the filers would present the following preamble and resolution at the Annual Meeting:

                        "PUBLIC ENVIRONMENTAL REPORTING

     "WHEREAS WE BELIEVE:

     "The responsible implementation of sound environmental policy increases long-term shareholder value by increasing efficiency, decreasing clean-up costs, reducing litigation, and enhancing public image and product attractiveness;

     "Adherence to public standards for environmental performance gives a company greater public credibility than is achieved by following standards created by industry alone. In order to maximize public credibility and usefulness, such standards also need to reflect what investors and other stakeholders want to know about the environmental records of their companies;

     "Standardized environmental reports will provide shareholders with useful information which allows comparisons of performance against uniform standards and comparisons of progress over time. Companies can also attract new capital from investors seeking investments that are environmentally responsible, responsive, progressive, and which minimize the risk of environmental liability.

     "AND WHEREAS:

     "The Coalition for Environmentally Responsible Economies (CERES)--which comprises large institutional investors with $150 billion in stockholdings (including shareholders of this Company), public interest representatives, and environmental experts--consulted with dozens of corporations and produced comprehensive public standards for both environmental performance and reporting. Over 50 companies have endorsed the CERES Principles--including the Sun Company, a Fortune-500 company--to demonstrate their commitment to public environmental accountability.

     "In endorsing the CERES Principles, a company commits to work toward:

         1. Protection of the biosphere
         2. Sustainable use of natural resources
         3. Waste reduction & disposal
         4. Energy conservation
         5. Risk reduction
         6. Safe products and services
         7. Environmental restoration
         8. Informing the public
         9. Management commitment
        10. Audits and reports

     "The full text of the CERES Principles and the accompanying CERES Report Form are available from CERES, 711 Atlantic Avenue, Boston, MA 02110, tel: 617/451-0927.

     "Concerned investors are asking the Company to be publicly accountable for its environmental impact, including collaboration with this corporate, environmental, investor, and community coalition to develop
     (a) standards for environmental performance and disclosure; (b) appropriate goals relative to these standards; (c) evaluation methods and tools for measurement of progress toward these goals; and (d) a formate (sic) for public reporting of this progress.

     "We believe this request is consistent with regulation adopted by the European Community for companies' voluntary participation in verified and publicly-reported eco-management and auditing.

     "RESOLVED: Shareholders request the Company to prepare a report at reasonable cost and omitting proprietary information, describing company programs, progress and future plans relative to the CERES Principles, and using the standard CERES Report Form as a guide.

                             "SUPPORTlNG STATEMENT

     "We believe that investors and customers are expecting comprehensive and impartial environmental reports by business, as a sign of corporate commitment to environmental excellence. Without this public scrutiny, corporate environmental policies and reports lack the critical component of adherence to standards set not only by management by [sic] also by other stakeholders. Shareholders are invited to support this resolution, to encourage our Company to demonstrate environmental leadership and account for its environmental impact."

                  STATEMENT BY THE BOARD AGAINST THE PROPOSAL

     Equitable Resources, Inc. is dedicated to being an exemplary environmental citizen in the pursuit of its business goals and the conduct of its business operations. The Company has implemented a substantial number of practices in support of this commitment, including employee training and awareness programs, extensive environmental audits of its operating facilities, the creation of a hotline encouraging employees to report environmental concerns relating to Company operations, and regular reports to the Company's Board of Directors on environmental issues affecting the Company. The Company has also supported new natural gas technologies designed to conserve energy and reduce dependence on less environmentally desirable fuels. In recognition of the Company's efforts in this area, its stock continues to be recommended by socially conscious investment advisory services and is owned by a number of mutual funds which invest in the equities of companies that meet social and environmental responsibility criteria.

     Because the Company believes that its own practices and policies best serve the goal of environmental responsibility, it opposes the proponents' proposal. The CERES reporting format is, in the Company's view, unduly complex and would result in an open-ended public disclosure that could have adverse competitive or legal implications for the Company. The completion of the report would simply be an additional administrative burden which would add little to the Company's ongoing environmental compliance efforts. The Company is monitoring and participating, where appropriate, in several initiatives to formulate generally acceptable environmental standards and reporting formats.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE PROPOSAL.

                           1995 SHAREHOLDER PROPOSALS

     To be eligible for inclusion in the Company's proxy statement, shareholder proposals for the 1995 Annual Meeting of Shareholders must be received by the Corporate Secretary, Equitable Resources, Inc., 420 Boulevard of the Allies, Pittsburgh, Pennsylvania 15219, on or before December 13, 1994.

                             ADDITIONAL INFORMATION

OTHER MATTERS

     No matters other than those set forth in the Notice of Meeting accompanying this proxy statement are expected to be presented to shareholders for action at the annual meeting. However, should other matters properly come before the meeting, the persons named in the accompanying proxy will vote in such manner as they may, in their discretion, determine.

SOLICITATION OF PROXIES

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and employees of the Company, personally or by telephone or telegraph. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of common stock held of record by such persons and will be reimbursed by the Company for their expenses. The Company may engage a professional proxy soliciting firm to solicit proxies in the same manner.

ANNUAL REPORT

     The Annual Report of the Company to shareholders, including financial statements, for the year ended December 31, 1993, has previously been mailed to shareholders.

                                             By Order of the Board of Directors

                                                     AUDREY C. MOELLER
                                                Vice President and Corporate
                                                         Secretary

April 12, 1994

                                                                       EXHIBIT A

                         1994 EQUITABLE RESOURCES, INC.

                  NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

SECTION 1. PURPOSE

     1.01 The purpose of the 1994 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan (the "Plan") is to assist Equitable Resources, Inc. (together with any successor thereto, the "Company") in attracting and retaining the services of non-employee directors who exhibit a high degree of business responsibility, personal integrity and professionalism.

SECTION 2. DEFINITIONS; CONSTRUCTION

     2.01 Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

          2.01.1 "Award" means any Option or Restricted Stock granted under the Plan.

          2.01.2 "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

          2.01.3 "Board" means the Company's Board of Directors.

          2.01.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder.

          2.01.5 "Committee" means the Compensation Committee or such other Committee of the Board as may be designated by the Board to administer the Plan, as referred to in Section 3.01 hereof.

          2.01.6 "Common Stock" means the shares of the common stock, without par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

          2.01.7 "Disability" means that a Participant is disabled within the meaning of Section 422(c)(6) of the Code.

          2.01.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.01.9 "Fair Market Value" of shares of any stock, including but not limited to Common Stock, or units of any other securities (herein "shares"), shall be the mean between the following prices, as applicable, for the date as of which Fair Market Value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the shares are listed on the New York Stock Exchange, the highest and lowest sales prices per share as quoted in the NYSE-Composite Transactions listing for such date, (b) if the shares not listed on such exchange, the highest and lowest sales prices per share for such date on (or on any composite index including) the principal United States securities exchange registered under the Exchange Act on which the shares are listed, or (c) if the shares are not listed on any such exchange, the highest and lowest sales prices per share for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which Fair Market Value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then Fair Market Value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share as so quoted on the nearest date before and the nearest date after the date as of which Fair Market Value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which Fair Market Value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which Fair Market Value is to be determined, then Fair Market Value of the shares shall be the mean between the bona fide bid and asked prices per share as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which Fair Market Value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 2.01.9. If the Fair Market Value of shares on the date as of which Fair Market Value is to be determined cannot be determined on the basis previously set forth in this Section 2.01.9, or if a determination is required as to the Fair Market Value on any date of property other than shares, the Committee shall in good faith determine the Fair Market Value of such shares or other property on such date. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          2.01.10 "Option" means a right, granted under Section 6.04 hereof, to purchase Shares at a specified price during specified time periods as provided in Section 6.03. Each Option shall be a nonstatutory stock option, which is an Option not intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          2.01.11 "Participant" means at any time any person who is a member of the Board, but who is not at the time a full-time employee of the Company or any Subsidiary nor has been a full-time employee during the preceding 12-month period. The term "Participant" does not include advisory, emeritus or honorary directors.

          2.01.12 "Person" shall have the meaning assigned in the Exchange Act.

          2.01.13 "Restricted Stock" means Shares, granted under Section 6.04 hereof, that are subject to restrictions as provided in Section 6.02.

          2.01.14 "Retirement" means that a Participant ceases to be a member of the Board for any reason on or after reaching the age of fifty-eight (58) years with at least sixty (60) months of service as a Director. Service shall include the time a Director was an employee Director.

          2.01.15 "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          2.01.16 "Shares" means the common stock of the Company, without par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

          2.01.17 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the chain owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     Definitions of the terms "Change of Control," "Change of Control Price," "Potential Change of Control," "Related Party," "Voting Securities or Security" and "Beneficial Ownership" are set forth in Section 9.03 hereof.

     2.02 Construction. For purposes of the Plan, the following rules of construction shall apply:

          2.02.1 The word "or" is disjunctive but not necessarily exclusive.

          2.02.2 Words in the singular include the plural; words in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

SECTION 3. ADMINISTRATION

     3.01 The Plan shall be administered by the Committee, members of which receive no additional compensation for such administrative service. All Awards will be automatic and nondiscretionary pursuant to the terms of the Plan. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i) to interpret and administer the Plan and any instrument or agreement relating to, or Award granted under, the Plan;

          (ii) to adopt, amend, suspend, waive and rescind such rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

          (iii) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award granted under the Plan; and

          (iv) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Participants, any Person claiming any rights under the Plan from or through any Participant and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. Any and all powers, authorizations and discretions granted by the Plan to the Committee shall likewise be exercisable at any time by the Board.

     Notwithstanding the above or any provisions of the Plan to the contrary,
(1) the selection of Participants to whom Awards are to be granted, the number of shares subject to any Award, the exercise price of any Option, the periods during which any Option may be exercised, the term of any Option, the minimum restrictions to which Restricted Stock shall be subject and the duration of such restrictions shall be as hereinafter provided, and the Committee shall have no discretion as to such matters and (2) in no event shall the Committee or the Board have any power of authority which would cause the Plan to fail to be a plan described in Rule 16b-3(c)(2)(ii).

SECTION 4. SHARES SUBJECT TO THE PLAN

     4.01 The maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan, subject to adjustment as provided in
Section 8.01 of the Plan, shall be 80,000.

     For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Shares reserved and available under the Plan at the time of grant of the Award. If any Award is forfeited, or an Option otherwise terminates without being exercised in full, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for Awards under the Plan; provided, however, that forfeited Shares of Restricted Stock may not again be made available to the extent the Participant received dividends or other benefits of ownership (not including voting rights) prior to such forfeiture. The payment of the exercise price of an Option in Shares shall not increase the number of Shares available under the Plan.

     Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

SECTION 5. ELIGIBILITY

     5.01 Awards shall be granted only to Participants as defined in Section 2.01.11.

SECTION 6. SPECIFIC TERMS OF AWARDS

     6.01 General. Awards shall be granted only as set forth in this Section 6. Awards shall be granted for no consideration other than prior and future services.

     6.02 Terms of Restricted Stock. Restricted Stock shall be granted to Participants on the following terms and conditions:

          (i) Restriction Period. Shares of Restricted Stock shall be subject to the restrictions provided in this Section 6.02 during the period (the "Restriction Period") commencing on the date of grant and ending six months after the date of approval of the Plan by the shareholders of the Company as provided in Section 12.01.

          (ii) Restrictions. During the Restriction Period, Shares of Restricted Stock may not be sold, assigned, transferred or encumbered by the Participant, and certificates for such Shares shall be deposited with the Company in escrow. Subject to the foregoing restrictions, from the date of grant of Restricted Stock, and unless and until such Shares are deemed forfeited to the Company as provided herein, the Participant shall be a shareholder with respect to the Restricted Stock, and shall have all of the rights of a shareholder with respect to such Shares, including the right to vote such Shares and to receive all dividends and other distributions paid with respect to such Shares, except that any dividend or distribution payable during the Restriction Period in Common Stock shall be added to the Restricted Stock awarded and held by the Company in escrow subject to the same restrictions.

          (iii) Forfeiture of Restricted Stock. If during the Restriction Period a Participant shall cease to be a member of the Board for any reason other than death or Disability on or after the date of shareholder approval of the Plan, the Shares of Restricted Stock granted to the Participant shall be deemed forfeited to the Company.

          (iv) Lapse of Restrictions. The restrictions on Shares of Restricted Stock provided herein shall lapse upon the earlier of (1) expiration of the Restriction Period or (2) the death or Disability of the Participant while a member of the Board during the Restriction Period and on or after the date of shareholder approval of the Plan. As promptly as practicable following the lapse of the restrictions, certificates for such Shares shall be delivered to the Participant or his estate or beneficiary.

     6.03 Terms of Options. The Options shall be granted to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per Share of an Option shall be 100% of the Fair Market Value of a Share on the date of grant of such Option.

          (ii) Option Term. The term of each Option shall be five (5) years from the date of grant, provided however, that the Option shall expire upon the Participant's termination of service as a director of the Company for any reason other than Retirement, Disability or death.

          (iii) Exercisability. The Option shall become exercisable upon the expiration of three years from the date of grant or, if earlier, upon the Participant's termination of service as a director of the Company by reason of Retirement, Disability or death.

          (iv) Methods of Exercise. The exercise price of any Option may be paid in cash or Shares, or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price, provided, however, that (1) any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash and (2) no Shares which have been held for less than six months may be delivered in payment of the exercise price of an Option. Delivery of Shares in payment of the exercise price of an Option may be accomplished through the effective transfer to the Company of Shares held by a broker or other agent. The Company will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of an

     Option. Notwithstanding the preceding sentence, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Company upon exercise of an Option, until the Company has received payment in full of the exercise price.

     6.04 Grant of Awards. Subject to Section 12.01 hereof:

          6.04.1 Initial Restricted Stock Grants. Upon the effectiveness of a Registration Statement with respect to such shares under the Securities Act of 1933 and the furnishing to such Participants of an appropriate prospectus with respect thereto, each Person who is then a Participant shall automatically be granted 450 Shares of Restricted Stock.

          6.04.2 Initial Option Grants. On the first day of June (or if not a day on which the New York Stock Exchange is open for trading, then on the first such trading day thereafter) in each year during the term of the Plan, any Person who is then a Participant and who has not previously been granted Restricted Stock under Section 6.04.1 or an Option under this
     Section 6.04.2 shall automatically be granted an Option for 2,500 Shares, which shall be in addition to the Option granted to the Participant on such date under Section 6.04.3.

          6.04.3 Annual Option Grants. On the first day of June (or if not a day on which the New York Stock Exchange is open for trading, then on the first such trading day thereafter) in each year during the term of the Plan, each Person who is then a Participant shall automatically be granted an Option for 500 Shares.

          6.04.4 Allocation of Shares. If on any date on which Awards would otherwise be granted under this Section 6.04 the number of Shares remaining available under Section 4.01 is not sufficient for each Participant otherwise entitled to the grant of an Award to be granted an Award for the full number of Shares provided in this Section 6.04, then each such Participant shall automatically be granted an Award for the number of whole Shares (if any) equal to (a) the number of Shares then remaining available under the Plan, multiplied by (b) a fraction of which (1) the numerator is the number of Shares for which such Participant would otherwise be granted an Award on such date and (2) the denominator is the number of Shares for which all Participants would otherwise be granted Awards on such date, with any fractional shares being disregarded.

          6.04.5 Nature of Award Grants; Award Agreements. The grant of the Awards provided for in this Section 6.04 shall be automatic and not subject to the discretion of the Committee or any other Person. However, the Committee may condition the right of Participant to be granted an Award upon the execution and delivery by the Participant of an Award Agreement setting forth the terms and conditions of the Award as provided herein and such other terms, conditions and restrictions, not inconsistent with the provisions of the Plan, as the Committee in its discretion may determine.

SECTION 7. GENERAL TERMS OF AWARDS

     7.01 Certain Restrictions Under Rule 16b-3. Upon the effectiveness of any amendment to Rule 16b-3, this Plan and any Award Agreement for an outstanding Award held by a Participant then subject to Section 16 of the Exchange Act shall be deemed to be amended, without further action on the part of the Committee, the Board or the Participant, to the extent necessary for Awards under the Plan or such Award Agreement to qualify for the exemption provided by Rule 16b-3, as so amended, except to the extent any such amendment requires shareholder approval.

          7.01.1 Six-Month Limitations on Sales. Except in the case of death, Shares underlying any Award granted under the Plan may not be sold for at least six months after the later of (1) the date of approval of the Plan by the shareholders of the Company as provided in Section 12.01 and (2) the date of grant of the Award; provided, that these limitations shall not apply to the extent such limitations are not at the time required for the grant of the Award to continue to qualify for the exemption provided by Rule 16b-3. Certificates issued for Shares subject to limitations under this Section 7.01.1 may be made subject to stop-transfer orders and/or legended as provided in Section 7.04.

          7.01.2 Nontransferability. Options shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by such Participant or his guardian or legal representative; provided, that these restrictions on transferability shall not apply to the extent such restrictions are not at the time required for the Plan to continue to meet the requirements of Rule 16b-3. Notwithstanding the preceding sentence and notwithstanding the restrictions on transfer of Restricted Stock, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution with respect to any Award, upon the death of the Participant.

     7.02 Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Option or Restricted Stock shall be pledged, encumbered or hypothecated to or in favor of any Person other than the Company, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Company. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

     7.03 Registration and Listing Compliance. No Shares shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Company and any national securities exchange, and no Award shall confer upon any Participant rights to such delivery or distribution until such laws and contractual obligations of the Company have been complied with in all material respects. Neither the grant of any Award nor anything else contained herein shall obligate the Company to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such delivery or distribution.

     7.04 Stock Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares.

SECTION 8. ADJUSTMENT PROVISIONS

     8.01 In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of Shares which may thereafter be issued in connection with Awards; (ii) the number and kind of Shares issued or issuable in respect of outstanding Options; and (iii) the exercise price of outstanding Options.

SECTION 9. CHANGE OF CONTROL PROVISIONS

     9.01 Acceleration of Exercisability and Lapse of Restrictions; Automatic Cash-Out of Awards. In the event of a Change of Control, the following acceleration and cash-out provisions shall apply:

          (i) All outstanding Options shall become fully exercisable, and all restrictions (other than those contained in Section 7.01.1) on outstanding Restricted Stock shall immediately lapse.

          (ii) All outstanding Awards not subject to limitations under Section
     7.01.1 shall be automatically surrendered, and the Participants shall receive, in full satisfaction therefor, cash payments equal to the

     Change of Control Price of the Shares subject to the Award, reduced in the case of Options by the exercise price thereof. In no event will an Award be automatically surrendered or a Participant have the right to receive cash under this Section 9.01(ii) with respect to an Award (a) if at least six months shall not have elapsed from the date on which the Participant was granted the Award (or, if later, from the date of shareholder approval of the Plan) before the date of the Change of Control (unless this restriction is not at such time required under Rule 16b-3(c)(1) or Rule 16b-3(e)) or
     (b) if the Participant is subject to Section 16 of the Exchange Act and had the power to control the occurrence or timing of the Change of Control such that the surrender and right to receive cash under this Section 9.01 (ii) would fail to be exempt pursuant to Rule 16b-3(e).

          (iii) In the event that any Award is subject to limitations under
     Section 7.01.1 at the time of a Change of Control, then, solely for the purpose of determining the rights of the Participant with respect to such Award, a Change of Control shall be deemed to occur at the close of business on the first business day following the date on which the limitations on such Award under Section 7.01.1 have expired; provided, however, that this Section 9.01(iii) shall not apply if its application would cause the surrender of the Award and the receipt of cash under
     Section 9.01(ii) to fail to be exempt pursuant to Rule 16b-3(e).

          (iv) In the discretion of the Committee, the Committee may permit any Participant not subject to Section 16 of the Exchange Act on the date of a Change of Control to elect, in such manner and at such time or times or within such periods as the Committee may determine (whether before or after a Change of Control), and subject to such other terms, conditions or restrictions, if any, as the Committee may determine to impose, not to surrender for cash pursuant to Section 9.01(ii) all or any portion of any Award held by the Participant; provided, however, that such election may not be made available if to do so would cause the grant of the Award to fail to qualify for the exemption provided by Rule 16b-3(c)(2)(ii).

     9.02 Creation and Funding of Trust. Upon the occurrence of a Potential Change of Control, the Company shall deposit with the trustee of a trust for the benefit of Participants monies or other property having a Fair Market Value at least equal to the Fair Market Value of the Shares subject to the Awards outstanding at that date, reduced in the case of Options by the aggregate exercise price thereof. The trust shall be a grantor trust which shall preserve the "unfunded" status of Awards under the Plan. Subsequent to a Potential Change of Control which is no longer continuing and prior to a Change of Control and termination of the trust, upon the request of the Company, the trustee shall deliver the monies or other property held in the trust to the Company. In the discretion of the Committee, moneys or other property may also be deposited in the trust created under this Section 9.02 for the benefit of participants in any other compensation or benefit plan, program, contract or arrangement of the Company or any Subsidiary.

     9.03 Definition of Certain Terms. For purposes of this Section 9, the following definitions, in addition to those set forth in Section 2.01, shall apply:

          9.03.1 "Change of Control" means and shall be deemed to have occurred if (i) any Person, other than the Company or a Related Party, purchases or otherwise acquires, under a tender offer or otherwise, Beneficial Ownership of any Voting Securities which, when combined with other Voting Securities then Beneficially Owned by such Person, represent twenty percent (20%) or more of the total voting power of all the then outstanding Voting Securities; or (ii) the individuals (a) who as of the effective date of the Plan constitute the Board or (b) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds of the directors then still in office who either were directors as of the effective date of the Plan or whose election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board; or (iii) the Company is a party to a merger, consolidation, share exchange, recapitalization or reorganization of the Company or an acquisition of securities or assets by the Company, other than any such transaction (a) which would result in the Voting Securities outstanding immediately prior thereto continuing to represent either by remaining outstanding or by being converted into Voting Securities of the surviving or acquiring entity, at least fifty percent (50%) of the total voting power represented by the Voting Securities of such surviving or acquiring entity outstanding immediately after such transaction and (b) in or as a result of which the voting rights of each Voting Security relative to the voting rights of all other Voting Securities are not altered other than through the exercise of dissenters' rights; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company; or (v) the Company shall sell or otherwise dispose of, other than to a Related Party, in a single or a series of related transactions otherwise than in the ordinary course of business, assets of the Company and/or stock or assets of any Subsidiary, having a book value equal to 50% or more of the consolidated total assets of the Company, in each case measured as the date of the most recent quarterly or annual balance sheet of the Company required to be included or incorporated by reference in any proxy or information statement of the Company furnished to the shareholders of the Company in connection with such transaction, or if no such proxy or information statement is furnished to shareholders or no such balance sheet is required to be included or incorporated by reference therein, as of the date of the most recent quarterly or annual balance sheet of the Company required to be filed with the Securities and Exchange Commission prior to the date of any such transaction;

          9.03.2 "Change of Control Price" means, with respect to a Share, the higher of (i) the highest reported sales price of Shares on the New York Stock Exchange's consolidated transaction reporting system (or if the Common Stock is not then listed on such Exchange, on or on any composite index including the principal United States securities exchange on which the Common Stock is then listed, or if none, on NASDAQ or any similar system then in use, and in the absence of any such reported sales prices, the highest publicly reported bid price for Shares) during the 30 calendar days preceding the date of a Change of Control or (ii) the highest price paid or offered in a transaction which either (a) results in a Change of Control or (b) would be consummated but for another transaction which results in a Change of Control and, if it were consummated, would result in a Change of Control. With respect to clause (ii) in the preceding sentence, the "price paid or offered" will be equal to the sum of (a) the face amount of any portion of the consideration consisting of cash or cash equivalents and (b) the fair market value of any portion of the consideration consisting of real or personal property other than cash or cash equivalents, as established by an independent appraiser selected by the Committee.

          9.03.3 "Potential Change of Control" means and shall be deemed to have arisen if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of the Change of Control; or (ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change of Control; or (iii) any Person, other than a Related Party, files with the Securities and Exchange Commission a Schedule 13D pursuant to Rule 13d-1 under the Exchange Act with respect to Voting Securities; or (iv) any Person, other than the Company or a Related Party, files with the Federal Trade Commission a notification and report form pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to any Voting Securities or any assets of the Company or a Subsidiary; or (v) the Board or a committee thereof adopts a resolution to the effect that, for purposes of the Plan, a Potential Change of Control has arisen. A Potential Change of Control will be deemed to continue (a) with respect to an agreement within the purview of clause (i) of the preceding sentence, until the agreement is canceled or terminated; or (b) with respect to an announcement within the purview of clause (ii) of the preceding sentence, until the Person making the announcement publicly abandons the stated intention or fails to act on such intention for a period of 12 calendar months; or (c) with respect to the filing of a Schedule 13D within the purview of clause (iii) of the preceding sentence, until the Person involved publicly announces that its ownership or acquisition of the Voting Securities is for investment purposes only and not for the purpose of seeking a Change of Control or such Person disposes of all Voting Securities exceeding 5% of the outstanding shares of any class; or (d) with respect to the filing of a notification and report form within the purview of clause (iv) of the preceding sentence with respect to Voting Securities or assets, until the person publicly abandons the transaction which was the subject of such filing or fails to act thereon for a period of 12 calendar months or, in the case of a filing with respect to Voting Securities, until the Person involved (1) publicly announces that its ownership or acquisition of the Voting Securities is for investment purposes only and not for the purpose of seeking a Change of Control or (2) following completion of such transaction disposes of all Voting Securities exceeding 5% of the outstanding shares of any class; or (e) until a Change of Control has occurred if the majority of the Continuing Directors, on reasonable belief after due investigation, adopts a resolution that either (1) the Potential Change of Control has ceased to exist or (2) the Potential Change of Control is believed to be not reasonably likely to result in a Change of Control.

          9.03.4 "Related Party" means (i) a Subsidiary; or (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary; or (iii) a Company owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of Voting Securities.

          9.03.5 "Voting Securities or Security" means any securities of the Company which carry the right to vote generally in the election of directors.

          9.03.6 "Beneficial Ownership" shall be determined in accordance with Regulation 13D-G under the Exchange Act, as in effect on the effective date of the Plan.

SECTION 10. AMENDMENTS TO AND TERMINATION OF THE PLAN

     10.01 The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that, without the approval of the shareholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made if shareholder approval is required by any federal or state law or regulation, or if the Board determines that obtaining such shareholder approval is for any reason advisable; provided, however, that (1) except as provided in Section 7.01, without the consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him and
(2) no provision of the Plan referred to in Rule 16b-3(c)(2)(ii)(A) may be amended more than once every six months other than to comport with changes in the Code or the rules thereunder.

SECTION 11. GENERAL PROVISIONS

     11.01 No Shareholder Rights. No Option shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant in connection with such Option.

     11.02 No Right to Directorship. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue as a director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board to elect and remove directors.

     11.03 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any Shares not yet issued to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that, in addition to the requirements of Section 9.02, the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver Shares pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

     11.04 No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases. To the extent consistent with the Plan, the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time the Award is granted.

     11.05 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.

     11.06 Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of laws thereof), and applicable federal law.

     11.07 Severability. If any provision of the Plan or any Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be deleted and the remainder of the Plan shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

SECTION 12. EFFECTIVE DATE AND TERM OF THE PLAN

     12.01 The effective date and date of adoption of the Plan shall be January 21, 1994, the date of adoption of the Plan by the Board, provided that such adoption of the Plan is approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at a duly held meeting of shareholders of the Company held on or prior to December 31, 1994. Notwithstanding anything else contained in the Plan or in any Award Agreement, no Option granted under the Plan may be exercised, and no certificates for Shares of Restricted Stock may be delivered, prior to such shareholder approval or prior to any required approval or consent from those governmental agencies having jurisdiction in these matters. In the event such shareholder or regulatory approval is not obtained, all Options granted under the Plan shall automatically be deemed void and of no effect, and all Shares of Restricted Stock granted under the Plan shall be deemed forfeited to the Company. No Award may be granted under the Plan subsequent to June 2, 1998.

                                                                       EXHIBIT B

                         1994 EQUITABLE RESOURCES, INC.

                            LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSES

     1.01 The purpose of the 1994 Equitable Resources, Inc. Long-Term Incentive Plan (the "Plan") is to enable Equitable Resources, Inc. (together with any successor thereto, the "Company") to focus key executives' efforts on performance which will increase the value of the Company for its shareholders. The Plan is intended to align the interests of key executives with those of the shareholders by encouraging share ownership. The Plan is also intended to help to attract and retain key executives.

SECTION 2. DEFINITIONS; CONSTRUCTION

     2.01 Definitions. In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the following meanings when used with initial capital letters:

          2.01.1 "Award" means any Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Performance Award, Dividend Equivalent, or Other Stock-Based Award, or any other right or interest relating to Shares or cash granted under the Plan.

          2.01.2 "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award.

          2.01.3 "Board" means the Company's Board of Directors.

          2.01.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with rules, regulations and interpretations promulgated thereunder.

          2.01.5 "Committee" means the Compensation Committee or such other Committee of the Board as may be designated by the Board to administer the Plan, as referred to in Section 3.01 hereof; provided however, that the Committee shall qualify to administer the Plan as contemplated by Rule 16b-3(c)(2)(i) of the Exchange Act or any successor and by Section 162(m)(4)(C) of the Code or any successor.

          2.01.6 "Common Stock" means shares of the common stock without par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

          2.01.7 "Covered Employee" shall have the meaning provided in Section 162(m)(3) of the Code.

          2.01.8 "Deferred Stock" means Shares, granted under Section 6.05 hereof, receipt of which is deferred for a specified deferral period.

          2.01.9 "Dividend Equivalent" means a right, granted under Section 6.07 hereof, to receive interest or dividends, or interest or dividend equivalents.

          2.01.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.01.11 "Fair Market Value" of shares of any stock, including but not limited to Common Stock, or units of any other securities (herein "shares"), shall be the mean between the following prices, as applicable, for the date as of which Fair Market Value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the shares are listed on the New York Stock Exchange, the highest and lowest sales prices per share as quoted in the NYSE-Composite Transactions listing for such date, (b) if the shares not listed on such exchange, the highest and lowest sales prices per share for such date on (or on any composite index including) the principal United States securities exchange registered under the Exchange Act on which the shares are listed, or (c) if the shares are not listed on any such exchange, the highest and lowest sales prices per share for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which Fair Market Value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then Fair Market Value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share as so quoted on the nearest date before and the nearest date after the date as of which Fair Market Value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which Fair Market Value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which Fair Market Value is to be determined, then Fair Market Value of the shares shall be the mean between the bona fide bid and asked prices per share as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which Fair Market Value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 2.01.10. If the Fair Market Value of shares on the date as of which Fair Market Value is to be determined cannot be determined on the basis previously set forth in this Section 2.01.10, or if a determination is required as to the Fair Market Value on any date of property other than shares, the Committee shall in good faith determine the Fair Market Value of such shares or other property on such date. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          2.01.12 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto and is designated as such in the Award Agreement relating thereto.

          2.01.13 "Option" means a right, granted under Section 6.02 hereof, to purchase Shares at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a nonstatutory stock option, which is an Option not intended to be an Incentive Stock Option.

          2.01.14 "Other Stock-Based Award" means an Award, granted under
     Section 6.08 hereof, that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares.

          2.01.15 "Participant" means a key employee of the Company or any Subsidiary, including, but not limited to, Covered Employees, who is granted an Award under the Plan.

          2.01.16 "Performance Award" means a right, granted under Section 6.06 hereof, to receive Awards based upon performance criteria specified by the Committee.

          2.01.17 "Person" shall have the meaning assigned in the Exchange Act.

          2.01.18 "Restricted Stock" means Shares, granted under Section 6.04 hereof, that are subject to certain restrictions.

          2.01.19 "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor to such Rule promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          2.01.20 "Shares" means the common stock of the Company, without par value, and such other securities of the Company as may be substituted for Shares pursuant to Section 8.01 hereof.

          2.01.21 "Stock Appreciation Right" means a right, granted under
     Section 6.03 hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise.

          2.01.22 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the chain owns stock possessing at least 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     Definitions of the terms "Change of Control," "Change of Control Price," "Potential Change of Control," "Related Party," "Voting Securities or Security" and "Beneficial Ownership" are set forth in Section 9.03 hereof.

     2.02 Construction. For purposes of the Plan, the following rules of construction shall apply:

          2.02.1 The word "or" is disjunctive but not necessarily exclusive.

          2.02.2 Words in the singular include the plural; words in the plural include the singular; words in the neuter gender include the masculine and feminine genders, and words in the masculine or feminine gender include the other and neuter genders.

SECTION 3. ADMINISTRATION

     3.01 The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i) to designate Participants;

          (ii) to determine the type or types of Awards to be granted to each Participant;

          (iii) to determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and accelerations or waivers thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited, exchanged or surrendered;

          (v) to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award shall be deferred, whether automatically or at the election of the Committee or at the election of the Participant;

          (vi) to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

          (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (viii) to adopt, amend, suspend, waive and rescind such rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

          (ix) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award made under the Plan;

          (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan;

          (xi) to submit for shareholder approval or not as may be appropriate and to take such other actions and make such other decisions as may be required by the Revenue Reconciliation Act of 1993 with respect to the definition of performance-based compensation as it may from time to time be defined; and

          (xii) to make such filings and take such actions as may be required from time to time by appropriate state, regulatory and governmental agencies.

     Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Subsidiaries, Participants, any Person claiming any rights under the Plan from or through any Participant, employees and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan and, with respect to Participants who are not subject to Section 16 of the Exchange Act, to take such actions and perform such functions under the Plan as the Committee may specify. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by an officer, manager or other employee of the Company or a Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

SECTION 4. SHARES SUBJECT TO THE PLAN

     4.01 The maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan in any calendar year, subject to adjustment as provided in Section 8.01 of the Plan, shall be (a) in 1994 the sum of (1) one percent (1%) of the total number of issued and outstanding shares of Common Stock as of December 31, 1993 and (2) the number of shares of Common Stock which are reserved but not subject to grants under the Company's Key Employee Restricted Stock Option and Stock Appreciation Rights Incentive Compensation Plan as of the date this Plan is approved by the shareholders of the Company and
(b) in each succeeding calendar year the sum of (1) one percent (1%) of the total number of issued and outstanding shares of Common Stock as of the close of the preceding calendar year, (2) the number of shares of Common Stock which were available for Awards under this Section 4.01 as of the close of the preceding calendar year and (3) any shares of Common Stock which are subject to an outstanding Award at the beginning of such year but which thereafter again become available for Awards under the Plan as provided in the fourth paragraph of this Section 4.01; provided, however, that in no event may:

          (i) the sum of (x) the number of Shares subject to all outstanding Awards under the Plan and (y) the number of Shares previously issued under the Plan at any time equal or exceed 5% of the total number of shares of Common Stock outstanding on the date of shareholder approval of the Plan; or

          (ii) the sum of (x) the number of Shares subject to all outstanding Options and Stock Appreciation Rights granted under the Plan and held by any single Participant and (y) the number of shares previously issued to such Participant upon exercise of Options and Stock Appreciation Rights granted under the Plan at any time exceed 25% of the sum of (A) the total number of Shares subject to all outstanding Awards under the Plan, (B) the total number of Shares previously issued under the Plan and (C) the total number of Shares then available for the grant of additional Awards under the Plan. Subject to subparagraphs (i) and (ii) above, but notwithstanding anything else contained above in this Section 4.01, in the event of a Change of Control, the maximum number of shares of Common Stock available for Awards under the Plan shall be 5% of the total number of shares of Common Stock issued and outstanding on the date of shareholder approval of the Plan, less (1) the number of Shares subject to outstanding Awards under the Plan and (2) the number of Shares previously issued under the Plan.

     For purposes of this Section 4.01, the number of Shares to which an Award relates shall be counted against the number of Shares reserved and available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares reserved and available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Committee so as to ensure appropriate counting but avoid double counting.

     If any Shares to which an Award relates are forfeited, or payment is made to the Participant in the form of cash, cash equivalents or other property other than Shares, or the Award otherwise terminates without payment being made to the Participant in the form of Shares, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, alternative payment or termination, again be available for Awards under the Plan provided, however, forfeited Shares may not again be made available to the extent the Participant received dividends or other benefits of ownership (not including voting rights) prior to such forfeiture. The payment of the exercise price of an Award in Shares shall not increase the number of Shares available under the Plan. Any Shares distributed pursuant to an Award may consist, in whole or part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

SECTION 5. ELIGIBILITY

     5.01 Awards may be granted only to individuals who are key full-time employees (including, without limitation, employees who also are directors or officers and Covered Employees) of the Company or any Subsidiary; provided, however, that no Award shall be granted to any member of the Committee.

SECTION 6. SPECIFIC TERMS OF AWARDS

     6.01 General. Subject to the terms of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 10.01), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including separate escrow provisions and terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in Section 7.01, or as required by applicable law, Awards may be granted for no consideration other than prior and/or future services.

     6.02 Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per Share of an Option shall be 100% of the Fair Market Value of a Share on the date of grant of such Option, except as otherwise provided in Section 7.01, and except that in the case of an Incentive Stock Option granted to an employee who, immediately prior to such grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "Ten Percent Employee") such exercise price shall be 110% of the Fair Market Value of a Share on the date of grant. For purposes of the preceding sentence, an individual (A) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (B) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a shareholder, partner or beneficiary.

          (ii) Option Term. The term of each Option shall be determined by the Committee, except that no Incentive Stock Option shall be exercisable after the expiration of ten years from the date of grant, and no Incentive Stock Option granted to a Ten Percent Employee shall be exercisable after the expiration of five years from the date of grant.

          (iii) Times and Methods of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, other outstanding Awards or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, to the extent permitted by law) or any combination thereof, having a Fair Market Value on the date of exercise equal to the exercise price, provided, however, that (1) in the case of a Participant who is at the time of exercise subject to Section 16 of the Exchange Act, any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash or in property other than any equity security (as defined by the Exchange Act) of the Company and (2) except as otherwise determined by the Committee, in its discretion, at the time the Option is granted, no shares which have been held for less than six months may be delivered in payment of the exercise price of an Option.

     Delivery of Shares in payment of the exercise price of an Option, if authorized by the Committee, may be accomplished through the effective transfer to the Company of Shares held by a broker or other agent. Unless otherwise determined by the Committee, the Company will also cooperate with any person exercising an Option who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares received upon exercise of the Option are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of an Option. Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the Option shall not be deemed to occur, and no Shares will be issued by the Company upon exercise of an Option, until the Company has received payment in full of the exercise price.

     Notwithstanding any other provision contained in the Plan or in any Award Agreement, but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this Section 6.02(iii), the aggregate Fair Market Value, determined as of the date of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such Incentive Stock Options could first be exercised would be accelerated pursuant to any provision of the Plan or any Award Agreement, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such Incentive Stock Options shall be accelerated only to the date or dates, if any, that do not result in a violation of such restriction and, in such event, the exercise dates of the Incentive Stock Options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more Incentive Stock Options even if such acceleration would violate the $100,000 restriction set forth in the first sentence of this paragraph and even if such Incentive Stock Options are thereby converted in whole or in part to nonstatutory stock options.

     6.03 Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

          (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of a Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise, over (B) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7.01, shall be equal to the Fair Market Value of a Share on the date of grant.

          (ii) Other Terms. The term, methods of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee.

     6.04 Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee shall determine at the time of grant or thereafter.

          (ii) Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that restrictions on Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions on Restricted Stock.

          (iii) Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including, without limitation, issuance of certificates representing Shares. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

     6.05 Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants on the following terms and conditions:

          (i) Issuance and Limitations. Delivery of Shares shall occur upon expiration of the deferral period specified for the Award of Deferred Stock by the Committee. In addition, an Award of Deferred Stock shall be subject to such limitations as the Committee may impose, which limitations may lapse at the expiration of the deferral period or at other specified times, separately or in combination, in installments or otherwise as the Committee shall determine at the time of grant or thereafter. A Participant awarded Deferred Stock shall have no voting rights and shall have no rights to receive dividends in respect of Deferred Stock, unless and only to the extent that the Committee shall award Dividend Equivalents in respect of such Deferred Stock.

          (ii) Forfeiture. Except as otherwise determined by the Committee upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period, Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, that forfeiture of Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

     6.06 Performance Awards. The Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

          (i) Right to Payment. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as the Committee shall establish. The performance criteria and all other terms and conditions of the Performance Award shall be determined by the Committee upon the grant of each Performance Award or thereafter.

          (ii) Other Terms. A Performance Award may be denominated or payable in cash, deferred cash, Shares, other Awards or other property, and other terms and conditions of Performance Awards shall be as determined by the Committee.

     6.07 Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants. Dividend Equivalents shall confer upon the Participant rights to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to a number of Shares, or otherwise, as determined by the Committee. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

     6.08 Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan and, with respect to Participants who are subject to Section 16 of the Exchange Act, to comply with Rule 16b-3 and applicable law including, without limitation, purchase rights, Shares awarded which are not subject to any restrictions or conditions, convertible securities, exchangeable securities or other rights convertible or exchangeable into Shares, as the Committee in its discretion may determine. In the discretion of the Committee, such Other Stock-Based Awards, including Shares, or other types of Awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Company or a Subsidiary under, other compensation or incentive plans, programs or arrangements of the Company or any Subsidiary for eligible Participants, including without limitation the Short-Term Incentive Compensation Plan, the Supplemental Executive Retirement Plan (SERP) and executive contracts.

     The Committee shall determine the terms and conditions of Other Stock-Based Awards. Except as provided in Section 7.01, Shares or securities delivered pursuant to a purchase right granted under this Section 6.08 shall be purchased for such consideration, paid for by such methods and in such forms, including, without limitation, cash, Shares, outstanding Awards or other property or any hereof, as the Committee shall determine, but the value of such consideration shall not be less than the Fair Market Value of such Shares or other securities on the date of grant of such purchase right. Delivery of Shares or other securities in payment of a purchase right, if authorized by the Committee, may be accomplished through the effective transfer to the Company of Shares or other securities held by a broker or other agent. Unless otherwise determined by the Committee, the Company will also cooperate with any person exercising a purchase right who participates in a cashless exercise program of a broker or other agent under which all or part of the Shares or securities received upon exercise of a purchase right are sold through the broker or other agent, or under which the broker or other agent makes a loan to such person, for the purpose of paying the exercise price of a purchase right. Notwithstanding the preceding sentence, unless the Committee, in its discretion, shall otherwise determine, the exercise of the purchase right shall not be deemed to occur, and no Shares or other securities will be issued by the Company upon exercise of a purchase right, until the Company has received payment in full of the exercise price.

     6.09 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, another Award or other property, based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

SECTION 7. GENERAL TERMS OF AWARDS

     7.01 Stand-Alone, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for, any other Award granted under the Plan or any award granted under the Management Incentive Compensation Plan, or any other plan, program or arrangement of the Company or any Subsidiary (subject to the terms of Section 10.01) or any business entity acquired or to be acquired by the Company or a Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either at the same time as or at a different time from the grant of such other Awards or awards, except that Awards may be granted in tandem with an Incentive Stock Option only at the time the Incentive Stock Option is granted. The exercise price of any Option, the grant price of any Stock Appreciation Right or the purchase price of any other Award conferring a right to purchase Shares:

          (i) granted in substitution for an outstanding Award or award shall be not less than the Fair Market Value of Shares at the date such substitute Award is granted; provided, however, that (1) except in the case of (a) an Incentive Stock Option or (b) an Option or Stock Appreciation Right granted to a Covered Employee, the exercise, grant or purchase price per share of the substituted Award may be reduced to reflect the Fair Market Value of the Award or award required to be surrendered by the Participant as a condition to receipt of such substitute Award, and (2) in the case of any Participant, the Committee may, in lieu of such price reduction, make an additional Award or payment to the Participant reflecting the Fair Market Value of the Award or award required to be surrendered; or

          (ii) retroactively granted in tandem with an outstanding Award or award shall be not less than the lesser of the Fair Market Value of Shares at the date of grant of the later Award or the Fair Market Value of Shares at the date of grant of the earlier Award.

     7.02 Certain Restrictions Under Rule 16b-3. Upon the effectiveness of any amendment to Rule 16b-3, this Plan and any Award Agreement for an outstanding Award held by a Participant then subject to Section 16 of the Exchange Act shall be deemed to be amended, without further action on the part of the Committee, the Board or the Participant, to the extent necessary for Awards under the Plan or such Award Agreement to qualify for the exemption provided by Rule 16b-3, as so amended, except to the extent any such amendment requires shareholder approval.

          7.02.1 Six-Month Limitations on Sales and Exercises. Any equity security (as defined by the Exchange Act), other than a derivative security, granted or awarded pursuant to the Plan to a Participant who is at the time of grant or award subject to Section 16 of the Exchange Act must be held by the Participant for at least six months after grant (or, if later, after the date of shareholder approval of the Plan), except in the case of death. If a derivative security is granted or awarded to a Participant who is at the time of grant or award subject to Section 16 of the Exchange Act, (1) the Participant may not dispose of the derivative security (other than through exercise or conversion or upon death) or of any equity security acquired upon its exercise or conversion (other than upon death) until six months have elapsed from the date of grant or award of the derivative security (or, if later, from the date of shareholder approval of the Plan) and (2) except with respect to an Option, the derivative security may not be exercised or converted within such six-month period (other than upon death) unless such exercise would not cause the grant or award of the derivative security to cease to be exempt under Rule 16b-3. The limitations in this Section 7.02.1 shall not apply to the extent such limitations are not at the time required for the grant of the Award to continue to qualify for the exemption provided by Rule 16b-3. Certificates issued for Shares subject to limitations under this Section 7.02.1 may be made subject to stop-transfer orders, legended and/or made subject to a custodial arrangement as provided in Section 7.07.

          7.02.2 Nontransferability. Awards which constitute derivative securities shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by such Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution with respect to any Award (other than an Incentive Stock Option), upon the death of the Participant; and provided, further, that the Committee may determine that these restrictions on transferability shall not apply to Awards (other than an Incentive Stock Option) granted to any Participant who, at the time of the initial grant and the transfer, is not subject to
     Section 16 of the Exchange Act or shall not apply to Awards (other than an Incentive Stock Option) granted to a Participant subject to Section 16 to the extent such restrictions are not at the time required for the Plan to continue to meet the requirements of Rule 16b-3.

          7.02.3 Decisions Required to be Made by the Committee. Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a Participant, at any time such Participant is subject to Section 16 of the Exchange Act, is required to be made or approved by the Committee in order that the Plan will continue to meet the requirements of Rule 16b-3 or in order that a transaction by such Participant will be exempt under Rule 16b-3, then the Committee shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.

     7.03 Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option, or a Stock Appreciation Right granted in tandem therewith, exceed a period of ten years from the date of its grant.

     7.04 Form of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments or substitutions to be made by the Company upon the grant, exercise or other payment or distribution of an Award may be made in such forms as the Committee shall determine at the time of grant or thereafter (subject to the terms of Section 10.01), including, without limitation, cash, Shares, other Awards or other property or any combination thereof, and may be made in a single payment or substitution, in installments or on a deferred basis, in each case in accordance with rules and procedures established, or as otherwise determined, by the Committee. Such rules and procedures or determinations may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

     7.05 Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered or hypothecated to or in favor of any Person other than the Company, or shall be subject to any lien, obligation or liability of such Participant to any Person other than the Company or a Subsidiary. Unless otherwise determined by the Committee (subject to the requirements of Section 7.02.2), no Award and no rights or interests therein shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution except to the Company or a Subsidiary under the terms of the Plan; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution with respect to any Award, upon the death of the Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all the terms and conditions of the Plan and any Award Agreement applicable to such Participant as well as any additional restrictions or limitations deemed necessary or appropriate by the Committee.

     7.06 Registration and Listing Compliance. No Award shall be paid and no Shares or other securities shall be distributed with respect to any Award in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law or subject to a listing requirement under any listing agreement between the Company and any national securities exchange, and no Award shall confer upon any Participant rights to such payment or distribution until such laws and contractual obligations of the Company have been complied with in all material respects. Except to the extent required by the terms of an Award Agreement or another contract between the Company and the Participant, neither the grant of any Award nor anything else contained herein shall obligate the Company to take any action to comply with any requirements of any such securities laws or contractual obligations relating to the registration (or exemption therefrom) or listing of any Shares or other securities, whether or not necessary in order to permit any such payment or distribution.

     7.07 Stock Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other Person as the Committee may designate.

SECTION 8. ADJUSTMENT PROVISIONS

     8.01 In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of Shares which may thereafter be issued in connection with Awards; (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards; and (iii) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that (1) with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto and (2) with respect to Options and Stock Appreciation Rights held by a Covered Employee, no such adjustment shall be authorized to the extent that such authority would cause such Awards to fail to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria of, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that
(1) with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code or any successor provision thereto and (2) with respect to Options and Stock Appreciation Rights held by a Covered Employee, no such adjustment shall be authorized to the extent that such authority would cause such Awards to fail to qualify as "performance-based compensation" under
Section 162(m)(4)(C) of the Code.

SECTION 9. CHANGE OF CONTROL PROVISIONS

     9.01 Acceleration of Exercisability and Lapse of Restrictions; Automatic Cash-Out of Awards. In the event of a Change of Control, the following acceleration and cash-out provisions shall apply unless otherwise provided by the Committee at the time of the Award grant:

          (i) All outstanding Awards pursuant to which the Participant may have rights, the exercise of which is restricted or limited, shall become fully exercisable, except as may be otherwise provided in Section 7.02.1; unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse, except as may be otherwise provided in Section 7.02.1; and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company, except as may be otherwise required to comply with Rule 16b-3.

          (ii) All outstanding Awards not subject to limitations under Section
     7.02.1 shall be automatically surrendered, and the Participants shall receive, in full satisfaction therefor, cash payments equal to the value of such outstanding Awards calculated on the basis of the Change of Control Price of any Shares or the Fair Market Value of any property other than Shares relating to such Award; provided, however, that (a) in the case of a nonstatutory stock option, or a Stock Appreciation Right granted in tandem therewith, the cash payment shall be equal to the Change of Control Price of the Shares subject to the Option reduced by the exercise price thereof,
     (b) in the case of an Incentive Stock Option, or a Stock Appreciation Right granted in tandem therewith, the cash payment shall be equal to the Fair Market Value of the Shares subject to the Option on the date on which the Change of Control occurred reduced by the exercise price thereof, (c) in the case of a Stock Appreciation Right not granted in tandem with another award, the cash payment shall be equal to the Change of Control Price of the Shares subject to the Stock Appreciation Right reduced by the grant price thereof, and (d) in the case of any other purchase right, the cash payment shall be reduced by the Fair Market Value of the consideration otherwise required to exercise such purchase right. In the event that an Award is granted in tandem with another Award such that the Participant's right to payment for such Award is an alternative to payment of another Award, the Participant shall surrender all alternative Awards and receive payment for the Award which produces the highest payment to the Participant. In no event will an Award be automatically surrendered or a Participant have the right to receive cash under this Section 9.02(ii) with respect to an Award (1) if the Participant is subject to Section 16 of the Exchange Act (or was subject to Section 16 of the Exchange Act at the date of grant of the Award) and at least six months shall not have elapsed from the date on which the Participant was granted the Award (or, if later, from the date of shareholder approval of the Plan) before the date of the Change of Control (unless this restriction is not at such time required under Rule 16b-3(c)(1) or Rule 16b-3(e)) or (2) if the Participant is subject to
     Section 16 of the Exchange Act and had the power to control the occurrence or timing of the Change of

     Control such that the surrender and right to receive cash under this
     Section 9.01(ii) would fail to be exempt pursuant to Rule 16b-3(e).

          (iii) In the event that any Award is subject to limitations under
     Section 7.02.1 at the time of a Change of Control, then, solely for the purpose of determining the rights of the Participant under Section 9.02(ii) with respect to such Award, a Change of Control shall be deemed to occur at the close of business on the first business day following the date on which the limitations on such Award under Section 7.02.1 have expired; provided, however, that this Section 9.01(iii) shall not apply if its application would cause the surrender of the Award and the receipt of cash under
     Section 9.01(ii) to fail to be exempt pursuant to Rule 16b-3(e).

          (iv) In the discretion of the Committee, the Committee may permit any Participant not subject to Section 16 of the Exchange Act on the date of a Change of Control to elect, in such manner and at such time or times or within such periods as the Committee may determine (whether before or after a Change of Control), and subject to such other terms, conditions or restrictions, if any, as the Committee may determine to impose, not to surrender for cash pursuant to Section 9.02(ii) all or any portion of any Award or Awards held by the Participant.

     9.02 Creation and Funding of Trust. Upon the occurrence of a Potential Change of Control, the Company shall deposit with the trustee of a trust for the benefit of Participants monies or other property having a Fair Market Value at least equal to the value of the cash, Shares and other property to be paid or distributed in connection with Awards outstanding at that date. The trust shall be a grantor trust which shall preserve the "unfunded" status of Awards under the Plan. Subsequent to a Potential Change of Control which is no longer continuing and prior to a Change of Control and termination of the trust, upon the request of the Company the trustee shall deliver the monies or other property held in the trust to the Company. In the discretion of the Committee, monies or other property may also be deposited in the trust created under this
Section 9.02 for the benefit of participants in any other compensation or benefit plan, program, contract or arrangement of the Company or any Subsidiary.

     9.03 Definition of Certain Terms. For purposes of this Section 9, the following definitions, in addition to those set forth in Section 2.01, shall apply:

          9.03.1 "Change of Control" means and shall be deemed to have occurred if (i) any Person, other than the Company or a Related Party, purchases or otherwise acquires, under a tender offer or otherwise, Beneficial Ownership of any Voting Securities which, when combined with other Voting Securities then Beneficially Owned by such Person, represent twenty percent (20%) or more of the total voting power of all the then outstanding Voting Securities; or (ii) the individuals (a) who as of the effective date of the Plan constitute the Board or (b) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds of the directors then still in office who either were directors as of the effective date of the Plan or whose election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board; or (iii) the Company is a party to a merger, consolidation, share exchange, recapitalization or reorganization of the Company or an acquisition of securities or assets by the Company, other than any such transaction (a) which would result in the Voting Securities outstanding immediately prior thereto continuing to represent either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity, at least fifty percent (50%) of the total voting power represented by the voting securities of such surviving or acquiring entity outstanding immediately after such transaction and (b) in or as a result of which the voting rights of each Voting Security relative to the voting rights of all other Voting Securities are not altered other than through the exercise of dissenters' rights; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company; or
     (v) the Company shall sell or otherwise dispose of, other than to a Related Party, in a single or a series of related transactions otherwise than in the ordinary course of business, assets of the Company and/or stock or assets of any Subsidiary, having a book value equal to 50% or more of the consolidated total assets of the Company, in each case measured as the date of the most recent quarterly or annual balance sheet of the Company required to be included or incorporated by reference in any proxy or information statement of the Company furnished to the shareholders of the Company in connection with such transaction, or if no such proxy or information statement is furnished to shareholders or no such balance sheet is required to be included or incorporated by reference therein, as of the date of the most recent quarterly or annual balance sheet of the Company required to be filed with the Securities and Exchange Commission prior to the date of any such transaction;

          9.03.2 "Change of Control Price" means, with respect to a Share, the higher of (i) the highest reported sales price of Shares on the New York Stock Exchange's consolidated transaction reporting system (or if the Common Stock is not then listed on such Exchange, on or on any composite index including the principal United States securities exchange on which the Common Stock is then listed, or if none, on NASDAQ or any similar system then in use, and in the absence of any such reported sales prices, the highest publicly reported bid price for Shares) during the 30 calendar days preceding the date of a Change of Control or (ii) the highest price paid or offered in a transaction which either (a) results in a Change of Control or (b) would be consummated but for another transaction which results in a Change of Control and, if it were consummated, would result in a Change of Control. With respect to clause (ii) in the preceding sentence, the "price paid or offered" will be equal to the sum of (a) the face amount of any portion of the consideration consisting of cash or cash equivalents and (b) the fair market value of any portion of the consideration consisting of real or personal property other than cash or cash equivalents, as established by an independent appraiser selected by the Committee.

          9.03.3 "Potential Change of Control" means and shall be deemed to have arisen if (i) the Company enters into an agreement, the consummation of which would result in the occurrence of the Change of Control; or (ii) any Person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change of Control; or (iii) any Person, other than a Related Party, files with the Securities and Exchange Commission a Schedule 13D pursuant to Rule 13d-1 under the Exchange Act with respect to Voting Securities; or (iv) any Person, other than the Company or a Related Party, files with the Federal Trade Commission a notification and report form pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to any Voting Securities or any assets of the Company or a Subsidiary; or (v) the Board or a committee thereof adopts a resolution to the effect that, for purposes of the Plan, a Potential Change of Control has arisen. A Potential Change of Control will be deemed to continue (a) with respect to an agreement within the purview of clause (i) of the preceding sentence, until the agreement is canceled or terminated; or (b) with respect to an announcement within the purview of clause (ii) of the preceding sentence, until the Person making the announcement publicly abandons the stated intention or fails to act on such intention for a period of 12 calendar months; or (c) with respect to the filing of a Schedule 13D within the purview of clause (iii) of the preceding sentence, until the Person involved publicly announces that its ownership or acquisition of the Voting Securities is for investment purposes only and not for the purpose of seeking a Change of Control or such Person disposes of all Voting Securities exceeding 5% of the outstanding shares of any class; or (d) with respect to the filing of a notification and report form within the purview of clause (iv) of the preceding sentence with respect to Voting Securities or assets, until the Person publicly abandons the transaction which was the subject of such filing or fails to act thereon for a period of 12 calendar months or, in the case of a filing with respect to Voting Securities, until the Person involved (1) publicly announces that its ownership or acquisition of the Voting Securities is for investment purposes only and not for the purpose of seeking a Change of Control or (2) following completion of such transaction disposes of all Voting Securities exceeding 5% of the outstanding shares of any class; or (e) until a Change of Control has occurred if the majority of the Continuing Directors, on reasonable belief after due investigation, adopts a resolution that either (1) the Potential Change of Control has ceased to exist or (2) the Potential Change of Control is believed to be not reasonably likely to result in a Change of Control.

          9.03.4 "Related Party" means (i) a Subsidiary; or (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary; or (iii) a Company owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of Voting Securities.

          9.03.5 "Voting Securities or Security" means any securities of the Company which carry the right to vote generally in the election of directors.

          9.03.6 "Beneficial Ownership" shall be determined in accordance with Regulation 13D-G under the Exchange Act, as in effect on the effective date of the Plan.

SECTION 10. AMENDMENTS TO AND TERMINATION OF THE PLAN

     10.01 The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that, without the approval of the shareholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made if shareholder approval is required by any federal or state law or regulation, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that except as provided in Section 7.02, without the consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that except as provided in
Section 7.02, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.

SECTION 11. GENERAL PROVISIONS

     11.01 No Right to Awards; No Shareholder Rights. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees, except as provided in any other compensation arrangement. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such Participant in connection with such Award.

     11.02 Withholding. To the extent required by applicable Federal, state, local or foreign law, the Participant or his successor shall make arrangements satisfactory to the Company, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an Award. The Company shall not be required to issue any Shares or make any cash or other payment under the Plan until such obligations are satisfied.

     The Company is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

     11.03 No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any Participant any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award, except as provided in any Award Agreement or other compensation arrangement.

     11.04 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that, in addition to the requirements of Section 9.02, the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines.

     11.05 No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the
Plan), and such arrangements may be either generally applicable or applicable only in specific cases. Notwithstanding anything in the Plan to the contrary (other than the provisions of Section 7.02), the terms of each Award shall be construed so as to be consistent with such other arrangements in effect at the time of the Award.

     11.06 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     11.07 Governing Law. The validity, interpretation, construction and effect of the Plan and any rules and regulations relating to the Plan shall be governed by the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of laws thereof), and applicable Federal law.

     11.08 Severability. If any provision of the Plan or any Award is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, it shall be deleted and the remainder of the Plan or Award shall remain in full force and effect; provided, however, that, unless otherwise determined by the Committee, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Committee.

SECTION 12. EFFECTIVE DATE AND TERM OF THE PLAN

     12.01 The effective date and date of adoption of the Plan shall be January 21, 1994, the date of adoption of the Plan by the Board, provided that such adoption of the Plan is approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at a duly held meeting of shareholders of the Company held on or prior to December 31, 1994. Notwithstanding anything else contained in the Plan or in any Award Agreement, no Option, Stock Appreciation Right or other purchase right granted under the Plan may be exercised, and no Shares may be distributed pursuant to any Award granted under the Plan, prior to such shareholder approval or prior to any required approval or consent from those governmental agencies having jurisdiction in these matters. In the event such shareholder or regulatory approval is not obtained, all Awards granted under the Plan shall automatically be deemed void and of no effect. No Award may be granted under the Plan subsequent to May 27, 1999.

TICKET REQUEST

If you plan to attend the Annual Meeting of Shareholders on May 27, 1994, this form may be used to request an admission card. Please fill in your name(s) and address and return the form promptly. The envelope provided for return of your proxy card should also be used to return this form. An admission card will be sent to you approximately two weeks prior to the meeting.

I/we plan to attend the meeting.

Name __________________________________________________________________________
                          Please Print

Address _______________________________________________________________________

City, State ________________________________________ Zip Code _________________

EQUITABLE RESOURCES LOGO

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

DONALD I. MORITZ, FREDERICK H. ABREW AND AUDREY C. MOELLER are, and each of them is, hereby appointed as proxies of the undersigned to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Friday, May 27, 1994 at 10:00 a.m., in the Union Trust Building at Two Mellon Bank Center, 501 Grant Street, Pittsburgh, PA, and at any adjournment of such meeting. WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS PROXY FOR THE ELECTION OF DIRECTORS AND FOR
ITEM 2, ITEM 3 AND ITEM 4 AND AGAINST ITEM 5 AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

A vote FOR the election of nominees listed on the reverse side includes discretionary authority to cumulate votes selectively among the nominees as to whom authority to vote has not been withheld and to vote for a substitute if any nominee becomes unavailable for election for any reason.

This Proxy is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors recommends votes FOR the election of all nominees for director and FOR Item 2, Item 3 and Item 4 and AGAINST Item 5.

 PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THE PROXY FOR ITEM 1, ITEM 2, ITEM 3 AND ITEM 4 AND AGAINST ITEM 5 AND WILL VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY
PROPERLY COME BEFORE THE MEETING. (MARK ONLY ONE BOX FOR EACH ITEM).

1. ELECTION OF DIRECTOR             NOMINEES: CLIFFORD L. ALEXANDER, JR., E. LAWRENCE KEYES,        2. RATIFY APPOINTMENT
                                              JR., THOMAS A. MCCONOMY, AND MALCOLM M. PRINE            OF AUDITORS

    FOR all          WITHHOLD       Instruction: To withhold authority to vote for any              For  Against  Abstain
   nominees          AUTHORITY      individual nominee, write that nominee's name on the line
listed (except      to vote for     provided below.
 as indicated)     all nominees
                                    ----------------------------------------------------------
    0                    0                                                                          0       0       0

3. 1994 NON-EMPLOYEE DIRECTORS'        4. 1994 LONG-TERM             5. SHAREHOLDER PROPOSAL
   STOCK INCENTIVE PLAN.                  INCENTIVE PLAN                RE: CERES PRINCIPLES

   FOR   AGAINST   ABSTAIN            FOR   AGAINST   ABSTAIN         FOR   AGAINST   ABSTAIN
    0       0         0                0       0         0             0       0         0


                                            Dated:______________________, 1994

                                            __________________________________

                                            __________________________________
                                              Signature(s) of Shareholder(s)

                                            Sign exactly as name appears hereon.
                                            Executors, administrators, trustees,
                                            etc. should give full title as such.
                                            If the signer is a corporation,
                                            please sign full corporate name by a
                                            duly authorized officer.



PLEASE MARK INSIDE BLUE BOXES SO THAT DATA PROCESSING EQUIPMENT WILL RECORD YOUR
                                     VOTES.